                                                                    EXHIBIT 10.5
================================================================================


                              DEBTOR IN POSSESSION
                               TERM LOAN AGREEMENT


                          dated as of October 18, 2002



                                      among



                   EOTT ENERGY OPERATING LIMITED PARTNERSHIP,

                     EOTT ENERGY CANADA LIMITED PARTNERSHIP,

                            EOTT ENERGY LIQUIDS, L.P.

                                       and

                    EOTT ENERGY PIPELINE LIMITED PARTNERSHIP,

    as debtors and debtors in possession and as joint and several Borrowers,

                           EOTT ENERGY PARTNERS, L.P.

                                       and

                       EOTT ENERGY GENERAL PARTNER, L.L.C.

             as debtors and debtors in possession and as Guarantors,



                              LEHMAN BROTHERS INC.,

                              as Term Lender Agent



                                       and



                          THE TERM LENDERS PARTY HERETO



================================================================================

                                TABLE OF CONTENTS

                                                                                                               Page
                                                                                                               ----
DEBTOR IN POSSESSION TERM LOAN AGREEMENT..........................................................................1


1.       DEFINITIONS AND RULES OF INTERPRETATION..................................................................3


2.       THE TERM LOANS..........................................................................................20

         (a)      Commitment to Lend; Notes......................................................................20
         (b)      Requesting Term Loans..........................................................................20
         (c)      Conditions Precedent to Extension of Credit....................................................20
         (d)      Use of Proceeds................................................................................23
         (e)      Mandatory Prepayments..........................................................................24
         (f)      Optional Prepayment of Term Loans..............................................................24
         (g)      Interest Rates and Fees........................................................................25

3.       PAYMENTS TO TERM LENDERS................................................................................25

         (a)      General Procedures.............................................................................25
         (b)      Payment Obligations Absolute...................................................................26
         (c)      Application of Payments made to Term Lender Agent..............................................26
         (d)      Capital Reimbursement..........................................................................26
         (e)      Increased Cost of Term Loans...................................................................27
         (f)      Notice; Change of Applicable Lending Office....................................................27
         (g)      Reimbursable Taxes.............................................................................28

4.       INTENTIONALLY OMITTED...................................................................................29


5.       INTENTIONALLY OMITTED...................................................................................29


6.       INTENTIONALLY OMITTED...................................................................................29


7.       OTHER ACTIONS OF DEBTORS................................................................................29


8.       REPRESENTATIONS AND WARRANTIES..........................................................................30


9.       AFFIRMATIVE COVENANTS...................................................................................36

         (a)      Payment and Performance........................................................................36
         (b)      Payment of Expenses............................................................................36
         (c)      Instruments, Documents, Securities or Chattel Paper............................................36
         (d)      Books, Financial Statements and Reports........................................................37
         (e)      Other Information and Inspections..............................................................39
         (f)      Notice of Material Events and Change of Address................................................40
         (g)      Maintenance of Properties......................................................................41
         (h)      Discharge of Liens.............................................................................41
         (i)      Maintenance of Existence and Qualifications....................................................41
         (j)      Payment of Trade Liabilities, Taxes, etc.......................................................41

                                TABLE OF CONTENTS
                                   (Continued)

                                                                                                               Page
                                                                                                               ----
         (k)      Insurance......................................................................................42
         (l)      Performance on Borrowers' Behalf...............................................................42
         (m)      Interest.......................................................................................42
         (n)      Compliance with Agreements and Law.............................................................43
         (o)      Environmental Matters; Environmental Reviews...................................................43
         (p)      Evidence of Compliance.........................................................................43
         (q)      Agreement to Deliver Security Documents........................................................43
         (r)      Guaranties of Newly Created or Acquired Subsidiaries...........................................44
         (s)      Compliance with Agreements.....................................................................44
         (t)      Risk Management Policies.......................................................................44
         (u)      Critical Vendor Program........................................................................44

10.      NEGATIVE COVENANTS......................................................................................44

         (a)      Indebtedness...................................................................................44
         (b)      Accounts.......................................................................................45
         (c)      Limitation on Liens............................................................................45
         (d)      Hedging Contracts..............................................................................46
         (e)      Limitation on Mergers, etc. and Issuances of Securities........................................46
         (f)      Limitation on Asset Sales......................................................................46
         (g)      Limitation on Distributions, Dividends and Redemptions.........................................47
         (h)      Limitation on New Businesses, Investments and Capital Expenditures.............................47
         (i)      Limitation on Credit Extensions................................................................47
         (j)      Transactions with Affiliates...................................................................47
         (k)      Prohibited Contracts...........................................................................47
         (l)      Modification of Certain Agreements.............................................................48
         (m)      Open Positions.................................................................................48
         (n)      Intentionally Omitted..........................................................................48
         (o)      Books and Records..............................................................................48
         (p)      Bankruptcy Cases...............................................................................48
         (q)      Cash Budget....................................................................................49
         (r)      Minimum Crude Oil Lease Volumes................................................................49
         (s)      Prepetition Indebtedness.......................................................................49

11.      EVENTS OF DEFAULT.......................................................................................50


12.      RIGHTS AND REMEDIES.....................................................................................53


13.      GUARANTY................................................................................................54


14.      TERM LENDER AGENT.......................................................................................55

         (a)      Appointment and Authority......................................................................55
         (b)      Exculpation, the Term Lender Agent's Reliance, etc.............................................56

                                TABLE OF CONTENTS
                                   (Continued)


                                                                                                               Page
                                                                                                               ----
         (c)      Credit Decisions...............................................................................56
         (d)      Indemnification................................................................................56
         (e)      Rights as Term Lender..........................................................................57
         (f)      Sharing of Set-Offs and Other Payments.........................................................57
         (g)      Investments....................................................................................58
         (h)      Benefit of this Section........................................................................58
         (i)      Resignation....................................................................................58
         (j)      Other Lender Parties...........................................................................58

15.      ASSIGNMENTS AND PARTICIPATIONS..........................................................................59


16.      INDEMNIFICATION.........................................................................................61


17.      MISCELLANEOUS...........................................................................................62


SCHEDULES AND EXHIBITS:

SCHEDULE I                 DISCLOSURE SCHEDULE
SCHEDULE II                TERM LENDER SCHEDULE
SCHEDULE III               SECURITY SCHEDULE
EXHIBIT A-1                FORM OF TIER-A TERM NOTE
EXHIBIT A-2                FORM OF TIER-B TERM NOTE
EXHIBIT B                  BORROWING NOTICE
EXHIBIT C                  CERTIFICATE ACCOMPANYING FINANCIAL STATEMENTS
EXHIBIT D                  CASH FLOW REPORT
EXHIBIT E                  ENVIRONMENTAL COMPLIANCE CERTIFICATE
EXHIBIT F                  OPEN POSITION REPORT
EXHIBIT G                  CASH BUDGET
EXHIBIT H                  CRITICAL VENDOR ORDER
EXHIBIT I                  WEEKLY COMPLIANCE CERTIFICATE
EXHIBIT J                  SECOND INTERIM ORDER
EXHIBIT K                  LEASE VOLUME REPORT

                              DEBTOR IN POSSESSION
                               TERM LOAN AGREEMENT


         DEBTOR-IN-POSSESSION TERM LOAN AGREEMENT, dated as of October 18, 2002 (as amended, supplemented or otherwise modified from time to time, and including all Schedules and Exhibits attached hereto, this "AGREEMENT"), among :

                  o EOTT ENERGY OPERATING LIMITED PARTNERSHIP, a Delaware limited partnership and a debtor and debtor in possession ("EOTT OLP"),

                  o EOTT ENERGY CANADA LIMITED PARTNERSHIP, a Delaware limited partnership and a debtor and debtor in possession ("EOTT CANADA"),

                  o EOTT ENERGY LIQUIDS, L.P., a Delaware limited partnership and a debtor and debtor in possession ("EOTT LIQUIDS"),

                  o EOTT ENERGY PIPELINE LIMITED PARTNERSHIP, a Delaware limited partnership and a debtor and debtor in possession ("EOTT PIPELINE" and together with EOTT Canada and EOTT Liquids, each an "ADDITIONAL OBLIGOR" and collectively, "ADDITIONAL OBLIGORS" and the Additional Obligors together with EOTT OLP on a joint and several basis, "BORROWERS"),

                  o EOTT ENERGY PARTNERS, L.P., a Delaware limited partnership and a debtor and debtor in possession ("EOTT MLP"),

                  o EOTT ENERGY GENERAL PARTNER, L.L.C. a Delaware limited liability company and a debtor and debtor in possession ("EOTT GP" and together with EOTT MLP, each a "GUARANTOR" and collectively, "GUARANTORS" and together with EOTT OLP and each of the Additional Obligors, each a "DEBTOR" and collectively, "DEBTORS"),

                  o each of the banks or other lending institutions which is a listed as a Term Lender on the signature pages of this Agreement or which may from time to time become a party hereto in such capacity or any successor or assignee thereof (each a "TERM LENDER" and collectively, the "TERM LENDERS"),

                  o and LEHMAN BROTHERS INC., as Term Lender Agent for the Term Lenders (in such capacity, the "TERM LENDER AGENT" and in its individual capacity, "LEHMAN").

         WHEREAS, on October 8, 2002 (the "FILING DATE"), the Debtors filed separate petitions under Chapter 11 in the Bankruptcy Court for the Southern District of Texas;

         WHEREAS, each of the Debtors intends to continue to operate its business pursuant to Sections 1107 and 1108 of the Bankruptcy Code;

         WHEREAS, before the Filing Date, EOTT OLP, EOTT Canada, EOTT Liquids, and EOTT Pipeline (collectively, the "PREPETITION BORROWERS"), EOTT MLP and EOTT GP (collectively, the "PREPETITION GUARANTORS"), the lenders party thereto (the "PREPETITION LENDERS"), Standard Chartered Bank as administrative agent for the Prepetition Lenders (the "PREPETITION AGENT") and letter of credit issuer thereunder (the "PREPETITION LC ISSUER"), entered into that certain Second Amended and Restated Reimbursement, Loan and Security Agreement, dated as of April 23, 2002, as amended by that certain Limited Forbearance and First Amendment, dated as of August 27, 2002, among the Prepetition Borrowers, the Prepetition Guarantors, the Prepetition Lenders, and the Prepetition Agent (as so amended, the "PREPETITION CREDIT AGREEMENT"), pursuant to which the Prepetition Lenders extended credit to the Prepetition Borrowers on the terms set forth therein;

         WHEREAS, as of the date hereof, the Prepetition Lenders under the Prepetition Credit Agreement are owed approximately $20,000,000 in revolving loan principal obligations incurred directly by the Prepetition Borrowers plus interest, fees and expenses (the "PREPETITION LOANS"), and $276,205,489.48 in reimbursement obligations relating to letters of credit issued under the Prepetition Credit Agreement (the "PREPETITION LETTERS OF CREDIT", and together with the Prepetition Loans, the "PREPETITION BANK DEBT"), the obligations of the Prepetition Borrowers in respect thereof being guaranteed by the Prepetition Guarantors;

         WHEREAS, the Borrowers have requested that the Term Lenders provide financing to the Borrowers pursuant to Sections 364(c)(1), (2) and (3) and 364(d) of the Bankruptcy Code, and enter into this Agreement pursuant to which Term Lenders would make term loans to Borrowers in the aggregate principal amount of $75,000,000 to be used by the Borrowers as provided in Section 2(d)(i);

         WHEREAS, the Term Lenders have indicated their willingness to agree to extend such credit to the Borrowers, all on the terms and conditions set forth herein and in the other Credit Documents and in accordance with Sections 364(c)(1), (2) and (3) and 364(d) of the Bankruptcy Code, so long as:

         (a) such postpetition credit obligations are (i) secured by Liens on all of the property and interest, real and personal, tangible and intangible, of the Debtors whether now owned or hereafter acquired, subject in priority only to certain Liens and the Carve Out as hereinafter provided and (ii) given superpriority status as provided in the Orders; and

         (b) the Prepetition Lenders receive certain adequate protection for the Debtors' use, sale or lease of collateral, including the Borrowers' use of cash collateral, and the priming of the prepetition Liens securing the obligations of the Borrowers in respect of the Prepetition Credit Agreement;

         WHEREAS, the Borrowers have agreed to provide such collateral, superpriority claims and adequate protection subject to the approval of the Bankruptcy Court;

         WHEREAS, each of the Guarantors will derive substantial direct and indirect benefit from the credit made available by the Term Lenders to the Borrowers; and

         WHEREAS, the Guarantors are willing to guarantee the obligations of Borrowers hereunder;

         NOW, THEREFORE, in consideration of these premises and the mutual undertakings set forth herein, the parties hereto hereby agree as follows:

1.       DEFINITIONS AND RULES OF INTERPRETATION.


         As used in this Agreement, all terms used herein which are defined in
Article 1 or Article 9 of the UCC (as in effect from time to time) shall have the meanings set forth therein unless otherwise defined in this Agreement, and all references to the plural herein shall also mean the singular. As used in this Agreement, each of the following terms has the meaning given to such term in this Section 1 or in the Sections and subsections referred to below:

         "ACCOUNT" has the meaning given that term in the UCC..

         "ADMINISTRATIVE AGENTS" means the Term Lender Agent and the LC Agent.

         "AFFILIATE" means, as to any Person, each other Person that directly or indirectly (through one or more intermediaries or otherwise) controls, is controlled by, or is under common control with, such Person. A Person shall be deemed to be "controlled by" any other Person if such other Person possesses, directly or indirectly, power (i) to vote 5% or more of the securities (on a fully diluted basis) having ordinary voting power for the election of directors or managing general partners or (ii) to direct or cause the direction of the management and policies of such Person whether by contract or otherwise.

         "AGREED ADMINISTRATIVE EXPENSES" means (i) amounts payable pursuant to 28 U.S.C. Section 1930(a)(6) and (ii) Priority Professional Expenses.

         "AGREEMENT" has the meaning set forth in the preamble.

         "ALTERNATE BASE RATE" has the meaning set forth in the DIP Letter of Credit Agreement.

         "APPLICABLE LENDING OFFICE" means with respect to any Term Lender, the office of such Term Lender specified as its "Applicable Lending Office" in the Term Lender Schedule, or such other office as such Term Lender may from time to time specify to the Borrower Representative and the Term Lender Agent and, with respect to the Term Lender Agent, the office, branch or agency through which it administers this Agreement.

         "AVOIDANCE ACTIONS" means avoidance actions of the Borrowers under Chapter 5 or Section 724(a) of the Bankruptcy Code (or proceeds thereof).

         "BANKRUPTCY CODE" means Title 11, United States Code.

         "BANKRUPTCY COURT" means the United States Bankruptcy Court for the Southern District of Texas, Corpus Christi Division.

         "BANKRUPTCY SCHEDULE" means the schedule of assets and liabilities and the statement of financial affairs filed by the Debtors with the Bankruptcy Court in connection with the Cases.

         "BARREL REPORT" means a report in the form delivered to the Administrative Agents from time to time setting forth the aggregate crude oil purchases and cancellations from the top twenty-five (25) leaseholders identified therein for any given week, with such supporting information in detail as may from time to time be prescribed by the Term Lender Agent, duly completed and certified by an authorized officer of EOTT Energy.

         "BONDHOLDERS" means those parties holding interests in the EOTT MLP Senior Notes issued pursuant to the EOTT MLP Supplemental Indenture.

         "BONDHOLDER'S COMMITTEE" means the committee of Bondholders, if any, appointed to the Cases.

         "BORROWER EXPENSES" means any and all sums, costs and expenses incurred in connection with the preparation and negotiation of this Agreement, the other Credit Documents and any related agreements or instruments, together with any amendments or supplements hereto or thereto, or in defending, protecting or enforcing the security interest granted herein or in defending, collecting or attempting to collect the Obligations, including, without limitation, all search, filing and recording fees, taxes, attorneys' fees, legal expenses, all fees and expenses for the service and filing of papers, marshals, sheriffs, custodians, auctioneers and others and all court costs and collection charges, with interest thereon, from the date of demand until paid at the Alternate Base Rate.

         "BORROWERS" has the meaning set forth in the preamble.

         "BORROWER REPRESENTATIVE" means, for purposes of executing the Borrowing Notice and otherwise communicating with the Term Lender Agent on behalf of the Borrowers, and taking any action required under this Agreement on behalf of the Borrowers (and all of the Borrowers shall be bound thereby), including consent to and any modifications, amendments or supplements to this Agreement or related documents, EOTT OLP.

         "BORROWING BASE" means, as of any date of determination, the borrowing base determined pursuant to the DIP Letter of Credit Agreement.

         "BORROWING NOTICE" means a written request made by the Borrower Representative that meets the requirements of Section 2(a)(ii).

         "BUSINESS DAY" means any day, other than a Saturday, Sunday or day which shall be in the State of New York a legal holiday or day on which banking institutions are required or authorized to close.

         "CAPITAL EXPENDITURES" means for any period, Consolidated expenditures (including the aggregate amount of Capital Lease obligations incurred during such period) made by EOTT MLP and its Consolidated Subsidiaries to acquire or construct fixed assets, plant or equipment (including renewals, improvements or replacements, but excluding repairs) during such period and which, in accordance with GAAP, are classified as capital expenditures.

         "CAPITAL LEASE" means a lease with respect to which the lessee is required concurrently to recognize the acquisition of an asset and the incurrence of a liability in accordance with GAAP.

         "CARVE OUT" means, at any time of determination, the sum of (i) allowed administrative expenses payable pursuant to 28 U.S.C. Section 1930(a)(6) and (ii) Priority Professional Expenses incurred on and after the Filing Date.

         "CASES" means, collectively, the Debtors' reorganization cases under Chapter 11 of the Bankruptcy Code, pending in the Bankruptcy Court (Chapter 11 Case No. 02-21730.

         "CASH BUDGET" has the meaning set forth in Section 8(w).

         "CASH EQUIVALENTS" means Investments in:

                  (i) marketable obligations, maturing within 12 months after acquisition thereof, issued or unconditionally guaranteed by the United States of America or an instrumentality or agency thereof and entitled to the full faith and credit of the United States of America;

                  (ii) demand deposits and time deposits (including certificates of deposit) maturing within 12 months from the date of deposit thereof, (A) with any office of any LC Participant or (B) with a domestic office of any national or state bank or trust company which is organized under the Laws of the United States of America or any state therein, which has capital, surplus and undivided profits of at least $500,000,000 and whose long-term certificates of deposit are rated at least Aa3 by Moody's or AA- by S&P;

                  (iii) repurchase obligations with a term of not more than seven days for underlying securities of the types described in subsection (i) above entered into with
                           (A) LC Participant or (B) any other commercial bank meeting the specifications of subsection (ii) above;

                  (iv) commercial paper, other than commercial paper issued by any Debtor or its Affiliates, maturing within 180 days after acquisition thereof and having a rating of at least P-1 by Moody's or A-1 by S&P; and

                  (v) money market or other mutual funds substantially all of whose assets comprise securities of the types described in subsections (i) through (iv) above.

         "CASH FLOW REPORT" means a report prepared each Business Day by the Borrower Representative reflecting on such day EOTT MLP's and its Subsidiaries' cash flows for the current month, on an actual (historical) and projected (forecast) basis, substantially in the form of Exhibit D hereto.

         "CASH WATERFALL" has the meaning set forth in the Intercreditor Agreement.

         "CERCLA" means the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended.

         "CERCLIS" means the Comprehensive Environmental Response, Compensation and Liability Information System List of the Environmental Protection Agency.

         "CHANGE IN CONTROL" means the occurrence of any of the following events: (i) any of Steve Myers, Dana Gibbs and Susan Ralph shall cease for any reason not reasonably acceptable to the Term Lender Agent to serve as an executive officer of EOTT MLP (unless any such officer shall have ceased to serve as a result of death, disability, termination for cause as determined by the EOTT MLP Board of Directors or other reason Currently Approved by the Term Lender Agent and such individual has not been replaced by a Person reasonably acceptable to the Term Lender Agent within a reasonable period of time), and (ii) any Person or Group shall be the legal and beneficial owner (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended) of 50% or more of the combined voting power of the then total partnership interests (including all securities that are convertible into partnership interests) of EOTT MLP.

         "CLOSING DATE" means the date agreed to by the Borrower Representative and the Term Lender Agent for the Extensions of Credit under this Agreement, which date shall occur promptly after entry by the Bankruptcy Court of the Second Interim Order and must be a Business Day occurring no later than October 18, 2002, but not before all of the conditions precedent in this Agreement for such Extension of Credit have been satisfied.

         "COLLATERAL" has the meaning set forth in the Intercreditor Agreement.

         "COLLATERAL AGENT" means Standard Chartered Bank, acting as collateral agent on behalf of the LC Issuer, the LC Participants, SCTSC, the Term Lenders and the Administrative Agents in accordance with the Intercreditor Agreement.

         "COLLECTION ACCOUNT" has the meaning set forth in the Intercreditor Agreement.

         "CONSOLIDATED" means the consolidation of any Person, in accordance with GAAP, with its properly consolidated Subsidiaries. References herein to a Person's Consolidated financial statements, financial position, financial condition, liabilities, etc. refer to the consolidated financial statements, financial position, financial condition, liabilities, etc. of such Person and its properly consolidated Subsidiaries.

         "CONTROL AGREEMENT" has the meaning set forth in the Intercreditor Agreement.

         "CREDIT DOCUMENTS" means, collectively (i) this Agreement, the Term Notes, and each and every other agreement, document, certificate or instrument between any Lender Party, and any Debtor or otherwise for the benefit of any Lender Party that is entered into or delivered on or after the date hereof, (ii) the Orders, and (iii) the Security Documents.

         "CREDITORS' COMMITTEE" means the official unsecured creditors' committee, if any, appointed to the Cases.

         "CRITICAL VENDOR ORDER" means the Order for Authority to Pay and Honor Prepetition Obligations to Critical Customers and Vendors including Crude Suppliers and Purchasers entered by the Bankruptcy Court attached hereto as Exhibit H.

         "CRUDE OIL PURCHASE AGREEMENT" means, that certain Amended and Restated Commodities Repurchase Agreement, dated as of the date hereof, by and among SCTSC and EOTT OLP (as amended, amended and restated, supplemented or otherwise modified from time to time).

         "CURRENTLY APPROVED BY THE TERM LENDER AGENT" means such event, action, policy, or other matter, as the case may be, as reflected in the most recent written notice given by the Term Lender Agent to the Borrower Representative as being approved. Each such written notice will supersede and revoke each prior notice.

         "DEBT RATING" means, with respect to a Person, the rating then in effect by a Rating Agency for the long term senior unsecured non-credit enhanced debt of such Person.

         "DEBTOR" has the meaning set forth in the preamble.

         "DEFAULT" means any Event of Default and any default, event or condition that would, with the giving of any requisite notices and the passage of any requisite periods of time, constitute an Event of Default.

         "DEFAULT RATE" means a rate per annum equal to twelve percent (12%).

         "DESIGNATED ASSETS" means the following assets: (i) MTBE, (ii) the Mont Belvieu Storage Facility and Grid in Chambers, Harris and Galveston Counties, Texas and (iii) the gas processing, storage and transportation facilities at Tupman, Kern County, California.

         "DIP LETTER OF CREDIT AGREEMENT" means the Debtor In Possession Letter of Credit Agreement, dated as of the date hereof, among the Borrowers, the Guarantors, the LC Participants, the LC Issuer, the LC Agent, and the Collateral Agent, as amended, amended and restated, supplemented, or otherwise modified from time to time pursuant to which the participants thereunder will make available to the Borrowers a letter of credit facility not to exceed at any one time outstanding $325,000,000.

         "DISCLOSURE SCHEDULE" means Schedule I hereto.

         "EMPLOYEE TRANSITION AGREEMENT" means that certain employee transition agreement, dated as of October 7, 2002, by and among the EOTT Parties and the Enron Parties.

         "ENRON" means Enron Corp., an Oregon corporation and debtor-in-possession in the Enron Bankruptcy Proceedings.

         "ENRON BANKRUPTCY PROCEEDINGS" means the actions under the petitions for relief filed by Enron and certain of its Affiliates under the Bankruptcy Code in the United States Bankruptcy Court for the Southern District of New York, In re Enron Corp., et al, jointly administered under Case No. 01-16034.

         "ENRON PARTIES" means Enron, Enron Energy Services, Inc. a Delaware corporation and a debtor in possession, Enron North America Corp., a Delaware corporation and debtor in possession, Enron Pipeline Services Company, a Delaware corporation, EGP Fuels Company, a Delaware corporation, and Enron Gas Liquids, Inc., a Delaware corporation and a debtor and a debtor in possession.

         "ENRON SETTLEMENT AGREEMENT" means the settlement agreement, dated as of October 7, 2002, by and among the EOTT Parties and the Enron Parties settling, among other things, certain claims owed by each of the EOTT Parties to the Enron Parties.

         "ENVIRONMENTAL LAWS" means any and all laws relating to the environment or to emissions, discharges, releases or threatened releases of pollutants, contaminants, chemicals or industrial, toxic or hazardous substances or wastes into the environment including ambient air, surface water, ground water or land, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants or chemicals or industrial, toxic or hazardous substances or wastes.

         "EOTT CANADA" has the meaning set forth in the preamble.

         "EOTT ENERGY" means EOTT Energy Corp., a Delaware corporation.

         "EOTT FINANCE CORP." means EOTT Energy Finance Corp., a Delaware corporation and a debtor and a debtor in possession.

         "EOTT GP" has the meaning set forth in the preamble.

         "EOTT LIQUIDS" has the meaning set forth in the preamble.

         "EOTT MLP" has the meaning set forth in the preamble.

         "EOTT MLP SENIOR NOTES" means EOTT MLP's $235,000,000, in original aggregate principal amount, of 11% Senior Notes due 2009.

         "EOTT MLP SENIOR NOTES INDENTURE" means the Indenture, dated October 1, 1999, among EOTT MLP, EOTT Finance Corp., a Delaware corporation ("EOTT FINANCE CORP."), EOTT OLP, EOTT Pipeline, EOTT Canada and the Bank of New York, as supplemented by the EOTT MLP Supplemental Indenture.

         "EOTT MLP SUPPLEMENTAL INDENTURE" means the First Supplemental Indenture, dated October 1, 1999, among EOTT MLP, EOTT Finance Corp., EOTT OLP, EOTT Pipeline, EOTT Canada and The Bank of New York.

         "EOTT PARTIES" means the Borrowers, the Guarantors and EOTT Energy.

         "EOTT TERMINAL" means any storage terminal, tankage or facility owned by any Borrower.

         "EQUITYHOLDERS" means those parties holding equity interests in EOTT
         MLP.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, together with all rules and regulations promulgated with respect thereto.

         "ERISA AFFILIATE" means each Debtor and all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control that, together with such Debtor, are treated as a single employer under Section 414 of the Tax Code.

         "ERISA PLAN" means any employee pension benefit plan subject to Title IV of ERISA maintained by any ERISA Affiliate with respect to which any Debtor has a fixed or contingent Liability.

         "EVENT OF DEFAULT" shall mean the occurrence of any event described in
         Section 11 of this Agreement.

         "EXTENSION OF CREDIT" means the disbursement of proceeds of any Term Loan.

         "FILING DATE" has the meaning set forth in the preamble.

         "FINAL ORDER" means a final order of the Bankruptcy Court in the Cases authorizing and approving this Agreement and the other Credit Documents under Sections 364(c) and (d) of the Bankruptcy Code and entered at a final hearing, in form and substance satisfactory to the Administrative Agents. The Final Order shall, among other things, provide the same Superpriority Claims and superpriority Lien status as the Second Interim Order.

         "FIRST INTERIM ORDER" means the first interim DIP financing order of the Bankruptcy Court in the Cases authorizing and approving this Agreement and the other Credit Documents under Sections 364(c) and (d) of the Bankruptcy Code and entered at the first interim hearing on October 9, 2002.

         "FISCAL QUARTER" means a three-month period ending on March 31, June 30, September 30 or December 31 of any year.

         "FISCAL YEAR" means a twelve-month period ending on December 31 of any year.

         "FIXED PRICE CONTRACT" means a purchase or sale contract for crude oil, refined petroleum products or NGLs where the price has been fixed.

         "GAAP" means those generally accepted accounting principles and practices recognized as such by the Financial Accounting Standards Board (or any generally recognized successor).

         "GUARANTORS" has the meaning set forth in the preamble.

         "HAZARDOUS MATERIALS" means any substances regulated under any Environmental Law, whether as pollutants, contaminants or chemicals, as industrial, toxic or hazardous substances or wastes or otherwise.

         "HEDGING CONTRACT" means (i) any agreement providing for options, swaps, floors, caps, collars, forward sales or forward purchases involving interest rates, commodities or commodity prices, equities, currencies, bonds or indexes based on any of the foregoing, (ii) any option, futures or forward contract traded on an exchange and (iii) any other derivative agreement or other similar agreement or arrangement, excluding in the case of subsection (i), (ii) and (iii), for purposes of Section 10(d) only, any such agreement or contract covering crude oil, refined petroleum products or NGLs that is entered into by a Borrower (A) in the ordinary course of business, (B) in accordance with the then effective Risk Management Policies and (C) not for speculative purposes.

         "HIGHEST LAWFUL RATE" means, with respect to each Lender Party to whom Obligations are owed, the maximum nonusurious rate of interest that such Lender Party is permitted under applicable Law to contract for, take, charge or receive with respect to such Obligations. All determinations herein of the Highest Lawful Rate or of any interest rate determined by reference to the Highest Lawful Rate shall be made separately for each Lender Party as appropriate to assure that the Credit Documents are not construed to obligate any Person to pay interest to any Lender Party at a rate in excess of the Highest Lawful Rate applicable to such Lender Party.

         "INDEBTEDNESS" of any Person means its Liabilities (without duplication) in any of the following categories:

         (i)      Liabilities for borrowed money,

         (ii) Liabilities constituting an obligation to pay the deferred purchase price of property or services,

         (iii) Liabilities evidenced by a bond, debenture, note or similar instrument,

         (iv) Liabilities that would be required under GAAP to be shown on such Person's balance sheet as a liability,

         (v) Liabilities arising under Hedging Contracts (on a net basis to the extent netting is provided for in the applicable Hedging Contract),

         (vi)     Liabilities constituting principal under Capital Leases,

         (vii) Liabilities arising under conditional sales or other title retention agreements,

         (viii) Liabilities owing under direct or indirect guaranties of Liabilities of any other Person or otherwise constituting obligations to purchase or acquire or to otherwise protect or insure a creditor against loss in respect of Liabilities of any other Person (such as obligations under working capital maintenance agreements, agreements to keep-well or agreements to purchase Liabilities, assets, goods, securities or services), but excluding endorsements in the ordinary course of business of negotiable instruments in the course of collection,

         (ix) Liabilities consisting of an obligation to purchase or redeem commodities, securities or other property, if such Liabilities arise out of or in connection with the sale or issuance of the same or similar commodities, securities or property (for example, repurchase agreements, mandatorily redeemable preferred stock and sale/leaseback agreements),

         (x) Liabilities with respect to letters of credit or applications or reimbursement agreements therefor,

         (xi)     Liabilities with respect to banker's acceptances or

         (xii) Liabilities with respect to obligations to deliver goods or services in consideration of advance payments therefor;

         provided, however, that the "INDEBTEDNESS" of any Person shall not include Liabilities that were incurred in the ordinary course of business by such Person on ordinary trade terms to vendors, suppliers or other Persons providing goods and services for use by such Person in the ordinary course of its business, unless and until such Liabilities are outstanding more than 120 days after the date the respective goods are delivered or the respective services are rendered, other than Liabilities contested in good faith by appropriate proceedings, if required, and for which adequate reserves are maintained on the books of such Person in accordance with GAAP.

         "INELIGIBLE PROFESSIONAL EXPENSES" means fees or expenses incurred by any Person, including professionals retained by the Borrowers, the Guarantors, the Creditors' Committee or the Bondholder's Committee, in
         (A) preventing, hindering or delaying the Term Lenders', the Term Lender Agent's or the Collateral Agent's enforcement or realization upon any of the Collateral once the Termination Declaration Date has occurred, (B) using cash collateral or selling any other Collateral without the consent of the Administrative Agents (except to the extent permitted by this Agreement), (C) incurring Indebtedness without the consent of the Administrative Agents (except to the extent permitted by this Agreement) and (D) objecting to or contesting in any manner, or in raising any defenses to, the validity, extent, perfection, priority or enforceability of the Prepetition Bank Debt or the Obligations or any mortgages, liens or security interests with respect thereto or any other rights or interests of the LC Issuer, the LC Participants, SCTSC, the Term Lenders, the Administrative Agents or the Collateral Agent, or in asserting any claims or causes of action, including, without limitation, Avoidance Actions or equitable subordination claims against the LC Issuer, the LC Participants, SCTSC, the Term Lenders, the Administrative Agents or the Collateral Agent. The term does not include fees or expenses incurred for investigation by the Borrowers or the Guarantors (or an authorized substitute for the Borrowers or the Guarantors if the Borrowers or the Guarantors are for some reason unable to conduct an investigation) of claims, causes of action or theories for litigation regarding (a) the validity, enforceability, perfection or priority of the prepetition liens in the prepetition collateral, (b) the validity, allowability, priority, status or amount of the prepetition indebtedness, within 30 days following the Filing Date or (c) the validity and enforceability of the SCTSC Purchase Agreements (provided, that the expenses incurred for such investigation shall not exceed $75,000).

         "INITIAL CASH BUDGET" has the meaning set forth in Section 8(w).

         "INITIAL FINANCIAL STATEMENTS" means the unaudited Consolidated balance sheet of EOTT MLP and its Subsidiaries as of August 31, 2002 and the related Consolidated statement of operations, cash flows and partners' capital for the month ended August 31, 2002.

         "INTERCREDITOR AGREEMENT" means the Intercreditor and Security Agreement, dated as of the date hereof, among the Borrowers, the Guarantors, the LC Agent, the LC Participants, SCTSC, the Term Lender Agent, the Term Lenders and the Collateral Agent, as amended, amended and restated, supplemented, or otherwise modified in accordance with
         Section 10(l).

         "INVESTMENT" means any investment made, directly or indirectly in any Person, whether by acquisition of shares of capital stock, Indebtedness or other obligations or securities or by loan, advance, capital contribution or otherwise and whether made in cash, by the transfer of property or by any other means.

         "LAW" means any statute, law, regulation, ordinance, rule, treaty, judgment, order, decree, permit, concession, franchise, license, agreement or other governmental restriction of the United States or any state or political subdivision thereof or of any foreign country or any department, province or other political subdivision thereof.

         "LC AGENT" means Standard Chartered Bank in its capacity as agent for the LC Participants under the DIP Letter of Credit Agreement.

         "LC ISSUER" means Standard Chartered Bank in its capacity as issuer of letters of credit under the DIP Letter of Credit Agreement.

         "LC PARTICIPANTS" means the Persons from time to time designated as such participants under the DIP Letter of Credit Agreement.

         "LEHMAN" has the meaning set forth in the preamble.

         "LENDER PARTIES" means the Term Lender Agent and all Term Lenders.

         "LIABILITIES" means, as to any Person, all Indebtedness, liabilities and obligations of such Person, whether matured or unmatured, liquidated or unliquidated, primary or secondary, direct or indirect, absolute, fixed or contingent, and whether or not required to be considered pursuant to GAAP.

         "LIEN" means, with respect to any property or assets, any right or interest therein of a creditor to secure Liabilities owed to it or any other arrangement with such creditor which provides for the payment of such Liabilities out of such property or assets or which allows such creditor to have such Liabilities satisfied out of such property or assets prior to the general creditors of any owner thereof, including any lien, mortgage, security interest, pledge, deposit, production payment, rights of a vendor under any title retention or conditional sale agreement or lease substantially equivalent thereto, tax lien, mechanic's or materialman's lien or any other charge or encumbrance for security purposes, whether arising by law or agreement or otherwise, but excluding any right of offset that arises without agreement in the ordinary course of business. "LIEN" also means any filed financing statement, any registration of a pledge (such as with an issuer of uncertificated securities) or any other arrangement or action that would serve to perfect a Lien described in the preceding sentence, regardless of whether such financing statement is filed, such registration is made or such arrangement or action is undertaken before or after such Lien exists.

         "MAJORITY TERM LENDERS" means the Term Lenders whose aggregate Percentage Shares exceed fifty percent (50%) plus, so long as (i) Lehman is the Term Lender Agent and (ii) Lehman Commercial Paper, Inc. or any other Affiliate of Lehman is the beneficial holder of at least twenty-percent of the aggregate outstanding Term Loans, Lehman, in its capacity as Term Lender Agent.

         "MATERIAL ADVERSE CHANGE" means a material and adverse change, from the state of affairs since the Filing Date (including any such change that may result from the settlement, discharge, release or other resolution of, or any change that may result from any development or event affecting any matter disclosed in the Disclosure Schedule, or as represented or warranted in any Credit Document, including any such change that may result from the settlement, discharge, release or other resolution of, or any change that may result from any development or event affecting any matter disclosed in the Disclosure Schedule) to (i) EOTT MLP's Consolidated financial condition as set forth in the Cash Budget, (ii) EOTT MLP's Consolidated operations, properties or prospects, considered as a whole, (iii) the Borrowers' ability to timely pay the Obligations or (iv) the enforceability of any Credit Document.

         "MATURITY DATE" means the earlier to occur of (i) March 31, 2003 and
         (ii) the effective date of a Reorganization Plan of the Debtors that has been confirmed by an order of the Bankruptcy Court.

         "MONTHLY PAYMENT DATE" means the first Business Day of each month.

         "MOODY'S" means Moody's Investors Service, Inc., or its successor.

         "MTBE" means the MTBE facility in Harris County, Texas.

         "NGLS" means liquid hydrocarbon products extracted from a natural gas stream, including ethane, propane, normal butane, isobutane and natural gasoline.

         "NYMEX" means the New York Mercantile Exchange.

         "OBLIGATION" means any part of the Obligations.

         "OBLIGATIONS" shall mean and include any and all Indebtedness, Liabilities and obligations of every kind, nature and description of each Debtor to any Lender Party, or any of them, however evidenced, arising under this Agreement or the other Credit Documents, whether now existing or hereafter arising, whether direct or indirect, absolute or contingent, joint and/or several, due or not due, primary or secondary, liquidated or unliquidated, secured or unsecured, or on original, renewed or extended terms and whether arising directly or acquired by any Term Lender from any other party to the Credit Documents (including, without limitation, participations or interests of any Term Lender in the obligations of any Debtor to others), whether for principal, interest, fees, expenses, indemnities or other amounts and whether incurred by any Debtor as principal, surety, endorser, guarantor, accommodation party, indemnitor or otherwise.

         "OFFSETTING POSITION" means any offsetting sale or SCTSC Purchase Agreements, an offsetting NYMEX contract, an offsetting physical inventory position (excluding tank bottoms and pipeline linefill inventory classified as a long term asset and working inventory not held for resale) or an offsetting swap, collar or option contract, in each case eliminating price risk and substantially all basis risk.

         "OPEN POSITION" means, with respect to crude oil inventory or crude oil purchase or sale contracts, any position that does not have an Offsetting Position.

         "ORDERS" means, collectively, the First Interim Order, the Second Interim Order and the Final Order.

         "OTHER PRIORITY CLAIMS" means any account payable, obligation or liability that the Term Lender Agent has determined has or will have a Lien upon or claim against any Cash Equivalent, Account or inventory of any Borrower senior or equal in priority to the security interests in favor of the Collateral Agent, in each case to the extent such Cash Equivalent, Account or inventory of any Borrower is otherwise included in the determination of the Borrowing Base and the included portion thereof has not already been reduced by such Lien or claim.

         "PERCENTAGE SHARE" means, with respect to any Term Lender (1) when used in Section 2(a), the percentage set forth such Term Lender's name on the Term Lender Schedule hereto and (2) when used otherwise, the percentage obtained by dividing (A) the sum of the unpaid principal balance of such Term Lender's Term Loans at the time in question by (B) the sum of the aggregate unpaid principal balance of all Term Loans at such time.

         "PERMITTED CAPITAL EXPENDITURES" means cash Capital Expenditures made to maintain, up to the level that exists on the Closing Date, the operating capacity of the capital assets of Borrowers, taken as a whole, as such assets exist on the Closing Date and not to exceed $12,000,000 in the aggregate during the period beginning on the Closing Date and ending on the Termination Declaration Date.

         "PERMITTED INVESTMENTS" means (i) Cash Equivalents, (ii) Investments described in the Disclosure Schedule, and (iii) Investments by EOTT MLP or any of its Subsidiaries in any Wholly Owned Subsidiary of EOTT MLP that is a Borrower or a Guarantor.

         "PERMITTED LIEN" shall mean any of the following:

         (i) Liens in favor of the Prepetition Agent and the Prepetition Lenders securing the Prepetition Bank Debt;

         (ii)     Permitted Prior Liens;

         (iii) pledges or deposits of cash or securities under worker's compensation, unemployment insurance or other social security legislation or deposits with insurers to cover self-retention obligations under employee life or medical insurance programs;

         (iv) carriers', warehousemen's, mechanics', materialmen's, repairmen's, landlord's or other like Liens (including, without limitation, Liens on property of any Debtor in the possession of storage facilities, pipelines or barges) arising in the ordinary course of business for amounts that are not more than 60 days past due or the validity of which is being contested in good faith and by appropriate proceedings, if necessary, and for which adequate reserves are maintained on the books of any Debtor in accordance with GAAP;

         (v) Liens under or with respect to accounts with brokers or counterparties with respect to the following commodity accounts maintained by EOTT OLP with Refco, L.L.C.: Account Nos. 1725 43979; 1725 65803; 1725 67320; 1725 67543; 1725
                  72336; 1725 72611; 1725 67544 and 67544M; and L610 54999 (for
                  transactions effected with or through United Energy, Inc.), consisting of cash, commodities or futures contracts, options, securities, instruments and other like assets;

         (vi) deposits of cash or securities to secure the performance of bids, trade contracts (other than for borrowed money), leases, statutory or regulatory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business;

         (vii) Liens in respect of existing Capital Leases but encumbering only the property under lease;

         (viii) statutory Liens related to the purchase of crude oil by a Borrower;

         (ix)     Liens permitted by the Security Documents and the Orders;

         (x) Liens for taxes, assessments or governmental charges or claims that are not yet delinquent or that are being contested in good faith and by appropriate proceedings, if necessary, and for which adequate reserves are maintained on the books of any Debtor in accordance with GAAP; and

         (xi) easements, rights-of-way, restrictions, minor defects and irregularities in title and other similar charges or encumbrances not interfering in any material respect with the business of any Debtor.

         "PERMITTED PRIOR LIENS" means valid, perfected and otherwise unavoidable Liens existing as of the Filing Date, senior to the prepetition Liens in respect of the Prepetition Credit Agreement, and Liens otherwise approved in writing by the Administrative Agents. The term includes the priming Lien granted to the Collateral Agent pursuant to the terms of this Credit Agreement and the Orders and securing the Obligations.

         "PERSON" means an individual, corporation, partnership, limited liability company, association, joint stock company, trust or trustee thereof, estate or executor thereof, unincorporated organization or joint venture, Tribunal or any other legally recognizable entity.

         "PREPETITION BANK DEBT" has the meaning set forth in the fourth recital.

         "PREPETITION CREDIT AGREEMENT" has the meaning set forth in the third recital.

         "PREPETITION LENDERS" has the meaning set forth in the third recital.

         "PREPETITION LETTERS OF CREDIT" means each of the letters of credit issued, extended or renewed by the Prepetition LC Issuer under the Prepetition Credit Agreement.

         "PREPETITION LOANS" means each of the loans made by the Prepetition Lenders under the Prepetition Credit Agreement.

         "PRESCRIBED FORMS" has the meaning set forth in Section 3(g)(iii).

         "PRIORITY CLAIMS" means any Liabilities that will give rise to claims against the Debtors that are senior or equal in priority to the Superpriority Claims in favor of the Lender Parties, the LC Participants and the LC Agent.

         "PRIORITY PROFESSIONAL EXPENSES" means allowed and unpaid fees, costs and reasonable expenses of professionals retained in the Cases pursuant to Sections 327 and 1103 of the Bankruptcy Code consisting of attorneys, accountants, financial advisors, and consultants retained by the Borrowers, the Guarantors, the Creditors' Committee or the Bondholder's Committee; provided, however, that (i) Ineligible Professional Expenses and the fees, costs and expenses of third-party professionals employed by the members of the Creditors' Committee or the Bondholder's Committee shall not be included, and (ii) the amount of Priority Professional Expenses shall not exceed the applicable Professional Expense Cap if in effect at the time of reference thereto.

         "PROFESSIONAL EXPENSE CAP" If, at the time of reference thereto, the Termination Declaration Date has not occurred, there is no Professional Expense Cap. If, at the time of reference thereto, the Termination Declaration Date has occurred, the Professional Expense Cap is the aggregate sum of $2,000,000, whether the fees and expenses are allowed and unpaid at the time of the Termination Declaration Date or are incurred before or after the Termination Declaration Date. The term includes any holdbacks required by the Bankruptcy Court. All payments of Priority Professional Expenses made on and after the Termination Declaration Date shall reduce the Professional Expense Cap dollar for dollar.

         "RATING AGENCY" means either S&P or Moody's.

         "RECEIVABLES PURCHASE AGREEMENT" means that certain Amended and Restated Receivables Purchase Agreement, dated as of the date hereof, by and among SCTSC and EOTT OLP (as amended, amended and restated, supplemented or otherwise modified from time to time).

         "REGISTER" has the meaning set forth in Section 15(e).

         "REGULATION D" means Regulation D of the Board of Governors of the Federal Reserve System as from time to time in effect.

         "REIMBURSABLE TAXES" has the meaning set forth in Section 3(d)(i).

         "RELEASE" has the meaning given such term in 42 U.S.C.
         Section 9601(22).

         "REORGANIZATION PLAN" means a plan or plans of reorganization in the Cases.

         "RISK MANAGEMENT POLICIES" means, with respect to any Borrower, such risk management procedures and internal controls and such trading policies with such Open Position limits, with such changes thereto in effect at any time after the Closing Date, as are then currently approved by the EOTT Energy board of directors.

         "S&P" means Standard & Poor's Ratings Group (a division of McGraw Hill, Inc.) or its successor.

         "SCTSC" means, Standard Chartered Trade Services Corporation, a Delaware corporation, as purchaser under the SCTSC Purchase Agreements.

         "SCTSC PURCHASE AGREEMENTS" means, collectively, the Crude Oil Purchase Agreement and the Receivables Purchase Agreement.

         "SECOND INTERIM ORDER" means a second interim DIP financing order of the Bankruptcy Court in the Cases authorizing and approving this Agreement and the other Credit Documents under Sections 364(c) and (d) of the Bankruptcy Code and entered at the second interim hearing, in form and substance satisfactory to the Administrative Agents and substantially in the form attached hereto as Exhibit J.

         "SECURITY" means any rights, properties or interests of any Lender Party and the Collateral Agent under the Credit Documents, which provide recourse or other benefits to any Lender Party or the Collateral Agent in connection with the Obligations or the non-payment or non-performance thereof, including any Collateral, guaranties of the payment of any Obligation, bonds, surety agreements, keep-well agreements, letters of credit, rights of subrogation, rights of offset and other rights provided for thereunder.

         "SECURITY DOCUMENTS" means the Intercreditor Agreement, the instruments listed in the Security Schedule and all other security agreements, deeds of trust, mortgages, chattel mortgages, pledges, guaranties, financing statements, continuation statements, extension agreements, Control Agreements and other agreements or instruments now, heretofore or hereafter delivered by any Debtor to the Collateral Agent in connection with this Agreement or any transaction contemplated hereby to secure or guarantee the payment of any part of the Obligations or the performance of any Debtor's other duties and obligations under the Credit Documents.

         "SECURITY SCHEDULE" means Schedule III hereto.

         "SUBSIDIARY" means, with respect to any Person, any corporation, association, partnership, limited liability company, joint venture or other business or corporate entity, enterprise or organization which is directly or indirectly (through one or more intermediaries) controlled or owned more than 50% by such Person.

         "SUPERPRIORITY CLAIM" means a claim against a Borrower or its estate in its Case which is an administrative claim having priority over (i) any and all allowed administrative expenses and (ii) unsecured claims now existing or hereafter arising, including, without limitation, administrative expenses of the kind specified in Section 503(b), 506(c), or 507(b) of the Bankruptcy Code.

         "TAX CODE" means the Internal Revenue Code of 1986, as amended from time to time, together with all rules and regulations promulgated with respect thereto.

         "TERM LENDER AGENT" has the meaning set forth in the preamble.

         "TERM LENDERS" each signatory hereto other than any Debtor that is a party hereto and other than Lehman, in its capacity as Term Lender Agent, and the successors of each such party.

         "TERM LENDER SCHEDULE" means Schedule II hereto.

         "TERM LOANS" has the meaning set forth in Section 2(a)(i).

         "TERM LENDER AGENT'S SPECIAL COUNSEL" means Thompson & Knight LLP or such other counsel as may be approved by the Term Lender Agent.

         "TERM NOTES" means the promissory notes of Borrowers dated the date hereof and made payable to the order of Term Lenders in accordance with their respective Percentage

         Shares, all of which shall evidence the aggregate joint and several Indebtedness of Borrowers in respect of the Term Loans.

         "TERMINATION DECLARATION DATE" means the earlier to occur of (i) the date on which the Term Lender Agent declares all Obligations to be due and payable on account of an Event of Default and (ii) the Maturity Date.

         "TERMINATION EVENT" means (i) the occurrence with respect to any ERISA Plan of (A) a reportable event described in Sections 4043(c)(5) or (6) of ERISA or (B) any other reportable event described in Section 4043(c) of ERISA other than a reportable event not subject to the provision for 30-day notice to the Pension Benefit Guaranty Corporation pursuant to a waiver by such corporation under Section 4043(a) of ERISA, (ii) the withdrawal of any ERISA Affiliate from an ERISA Plan during a plan year in which it was a "substantial employer" as defined in Section 4001(a)(2) of ERISA, (iii) the filing of a notice of intent to terminate any ERISA Plan or the treatment of any ERISA Plan amendment as a termination under Section 4041 of ERISA, (iv) the institution of proceedings to terminate any ERISA Plan by the Pension Benefit Guaranty Corporation under Section 4042 of ERISA or (v) any other event or condition that might constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any ERISA Plan.

         "TIER-A TERM LOANS" means Term Loans in the aggregate principal amount of $50,000,000 evidenced, or to be evidenced, by Term Notes in the form of Exhibit A-1.

         "TIER-B TERM LOANS" means Term Loans in the aggregate principal amount of $25,000,000 evidenced, or to be evidenced, by Term Notes in the form of Exhibit A-2.

         "TRIBUNAL" means any government, any arbitration panel, any court or any governmental department, commission, board, bureau, agency or instrumentality of the United States of America or any state, province, commonwealth, nation, territory, possession, county, parish, town, township, village or municipality, whether now or hereafter constituted or existing.

         "UCC" means the Uniform Commercial Code as in effect in the State of New York.

         "WEEKLY COMPLIANCE CERTIFICATE" means a certificate in the form of
         Exhibit I duly completed and certified by an authorized officer of EOTT Energy.

         "WHOLLY OWNED SUBSIDIARY" means any Subsidiary of a Person, all of the issued and outstanding stock, limited liability company membership interests or partnership interests of which (including all rights or options to acquire such stock or interests) are directly or indirectly (through one or more Subsidiaries) owned by such Person, excluding any general partner interests owned by EOTT GP in any such Subsidiary that is a partnership, such general partner interests not to exceed two percent (2%) of the aggregate ownership interests of any such partnership and directors' qualifying shares if applicable.

2.       THE TERM LOANS.

                  (a) Commitment to Lend; Notes.

                  (i) Subject to the terms and conditions hereof, each Term Lender agrees to make a single advance (collectively, the "TERM LOANS") to Borrowers on or before October 18, 2002, in an amount equal to such Term Lender's Percentage Share of $75,000,000.

                  (ii) The obligation of Borrowers to repay to each Term Lender the amount of the Term Loans made by such Term Lender, together with interest accruing in connection therewith, shall be evidenced by two Term Notes made by Borrowers payable to the order of such Term Lender in the form of Exhibit A-1 and Exhibit A-2 with appropriate insertions. One such Note will evidence two-thirds of such Term Lender's Term Loans, will be in the form of Exhibit A-1 and will state that it is a "Tier-A Term Note". The other Note will evidence one-third of such Term Lender's Term Loans, will be in the form of Exhibit A-2 and will state that it is a "Tier-B Term Note." Interest on each Term Note shall accrue as provided herein and therein. The Obligations shall be due and payable as provided in the Term Notes and herein. Borrowers shall be jointly and severally liable for the payment of the Obligations.

                  (b) Requesting Term Loans.

         The Borrower Representative must give to each Term Lender a written request for the Term Loans to be received by the Term Lender Agent on or before the Closing Date. Such written request must be made in the form and substance of the Borrowing Notice attached hereto as Exhibit B, duly completed. If all conditions precedent to the Term Loans have been met, each Term Lender will on the date requested promptly wire transfer its Percentage Share of $75,000,000 in immediately available funds as provided herein.

                  (c) Conditions Precedent to Extension of Credit.

                  (i) Extensions of Credit. No Term Lender has any obligation to make the Extension of Credit unless the following conditions precedent have been satisfied:

                  (1) Restructuring Agreement. The restructuring agreement by and among the Borrowers, the Prepetition Lenders, SCTSC, the Bondholders, and the Enron Parties (the "RESTRUCTURING AGREEMENT") has been executed by at least 66% of the Bondholders and shall be in full force and effect. No party to the Restructuring Agreement has exercised any termination rights with respect thereto.

                  (2) SCTSC Purchase Agreements. Each of the SCTSC Purchase Agreements shall have been assumed by the Borrowers and approved by the Bankruptcy Court pursuant to the Second Interim Order.

                  (3) Enron Settlement Agreement. The Enron Settlement Agreement, and Employee Transition Agreement and any other documents executed in connection with the foregoing, shall have been executed by the EOTT Parties and the Enron Parties.

                  (4) Credit Documents. Each of the Credit Documents shall have been duly executed and delivered by the respective parties thereto, shall be in full force and effect and shall be in form and substance satisfactory to the Term Lender Agent and the Term Lenders. The Term Lender Agent shall have received a fully executed copy of each such document.

                  (5) Certified Copy of Charter Documents. The Term Lender Agent shall have received from each of the Borrowers and the Guarantors a copy, certified by a duly authorized officer of such Person to be true and complete as of the Closing Date, of each of (A) its charter or other incorporation documents as in effect on such date of certification and (B) its by-laws as in effect on such date.

                  (6) Corporate Action. All corporate action necessary for the valid, execution, delivery and performance by each of the Borrowers of this Agreement and the other Credit Documents to which it is or is to become a party shall have been duly and effectively taken, and evidence thereof satisfactory to the Term Lender Agent and the Term Lenders shall have been provided to the Term Lender Agent.

                  (7) Incumbency Certificate. The Term Lender Agent shall have received from each of the Borrowers an incumbency certificate, dated as of the Closing Date, signed by a duly authorized officer of such Borrower, and giving the name and bearing a specimen signature of each individual who shall be authorized: (A) to sign, in the name and on behalf of the each such Borrower, each of the Credit Documents to which such Borrower is or is to become a party, (B) to request the Term Loans, and (C) to give notices and to take other action on its behalf under the Credit Documents.

                  (8) Certificates of Insurance. The Collateral Agent shall have received (A) a certificate of insurance form an independent insurance broker dated as of the Closing Date, identifying insurers, types of insurance, insurance limits, and policy terms, and otherwise describing the insurance obtained in accordance with the provisions hereof and the Security Documents and
                           (B) certified copies of all policies evidencing such insurance (or certificates therefor signed by the insurer or an agent authorized to bind the insurer).

                  (9) Opinions of Counsel. The Term Lender Agent shall have received a favorable opinion addressed to the Term Lender Agent, dated as of the Closing Date, in form and substance satisfactory to the Term Lender Agent and the Term Lenders, from counsel to the Borrowers.

                  (10) Payment of Fees. The Borrowers shall have paid to the Term Lender Agent, for the account of the Term Lenders and the Term Lender Agent, as applicable, all accrued and unpaid fees, costs and expenses incurred by the Term Lenders and the Term Lender Agent to the extent invoiced.

                  (11) Validity of Liens. The Second Interim Order, upon entry thereof, shall be effective to create in favor of the Collateral Agent, a legal, valid, and enforceable first priority (except for Permitted Liens entitled to priority under applicable law) Lien upon the Collateral. All filings, recordings, deliveries of instruments and other actions necessary or desirable in the opinion of the Collateral Agent to protect and preserve such Liens shall have been duly effected. The Collateral Agent shall have received evidence thereof in form and substance satisfactory to the Collateral Agent, the Administrative Agents and the Term Lenders.

                  (12) Cash Budget. The Term Lender Agent and each Term Lender shall have received (A) the Cash Budget, and
                           (B) rolling sixteen-week weekly projections and cash flow forecasts for the Borrowers through February 1, 2003.

                  (13) First Day Orders. All cash management and other "first day orders" submitted for entry on or about the date of the commencement of the Cases shall be in form and substance satisfactory to the Term Lender Agent and the Term Lenders.

                  (14) DIP Letter of Credit Agreement. The DIP Letter of Credit Agreement, satisfactory to the Term Lender Agent and the Term Lenders shall concurrently be executed.

                  (15) Funding Conditions. All the conditions precedent to extension of credit under the DIP Letter of Credit Agreement shall concurrently be satisfied or waived .

                  (ii) Extensions of Credit. In addition to the foregoing, no Term Lender has any obligation to make the Extension of Credit unless the following conditions precedent have been satisfied:

                  (1) Second Interim Order. The Bankruptcy Court shall have entered the Second Interim Order and such Second Interim Order shall be in full force and effect and shall not have been amended, modified, stayed or reversed. If the Second Interim Order is the subject of a pending appeal in any respect, such Second Interim Order, the Extensions of Credit and the performance by any of the Borrowers of any of the Obligations shall not be the subject of a presently effective stay pending appeal. The Borrowers, the Term Lender Agent and the Term Lenders shall be entitled to rely in good faith upon the Second Interim Order notwithstanding objection thereto or appeal therefrom by any interested party. The Borrowers, the Term Lender Agent and the Term Lenders shall be permitted and required to perform their respective obligations in compliance with this Agreement, notwithstanding any such obligation or appeal unless the Second Interim Order has been stayed by a court of competent jurisdiction.

                  (2) Representations True; No Event of Default. Each of the representations and warranties of any of the Borrowers contained in this Agreement, the other Credit Documents or in any document or instrument delivered pursuant to or in connection with this Agreement shall be true as of which they were made and shall also be true at and as of the time of the making of such Extension of Credit, with the same effect as if made at and as of that time (except to the extent changes resulting from transactions contemplated or permitted by this Agreement and the other Credit Documents and the to the extent that such representations and warranties relate expressly to an earlier date) and no Default or Event of Default shall have occurred and be continuing or would result from the making of such Extension of Credit.

                  (3) No Material Adverse Change. No Material Adverse Change shall have occurred.

                  (4) No Legal Impediment. No change shall have occurred in any Law or regulations thereunder or interpretations thereof that in the reasonable opinion of any Term Lender would make it illegal for such Term Lender to make such Extension of Credit.

                  (5) Governmental Regulation. Each Term Lender shall have received such statements in substance and form reasonably satisfactory to such Term Lender as such Term Lender shall require for the purpose of compliance with any applicable regulations of the Comptroller of the Currency or the Board of Governors of the Federal Reserve System.

                  (6) Proceedings and Documents. All proceedings in connection with the transactions contemplated by this Agreement, the other Credit Documents and all other documents incident thereto shall be reasonably satisfactory in substance and in form to the Term Lenders and to the Term Lender Agent and the Term Lender Agent's Special Counsel, and the Term Lenders, the Term Lender Agent and such counsel shall have received all information and such counterpart originals or certified or other copies of such documents as the Term Lender Agent shall reasonably request.

                  (7) No Challenge. No proceeding shall have been brought by the Debtors to challenge (a) any of the Liens granted pursuant to the Intercreditor Agreement or the Orders or (b) the lien priorities set forth in the Intercreditor Agreement.

                  (d) Use of Proceeds.

                  (i) The proceeds of the Term Loans shall be used as follows:
         (i) approximately $20,000,000 shall be paid to the Prepetition Lenders to refinance the Prepetition Loans, (ii) a portion shall be used to pay the fees and expenses of the Term Lenders (including counsel fees and expenses) and the Term Lender Agent's Special Counsel, and (iii) the balance shall be used by Borrowers as provided herein and in the Intercreditor Agreement.

                  (ii) In no event shall the proceeds of any Term Loan be used directly or indirectly by any Person for personal, family, household or agricultural purposes, (A) for the purpose, whether immediate, incidental or ultimate, of purchasing, acquiring or carrying any "margin stock" (as such term is defined in Regulation U promulgated by the Board of Governors of the Federal Reserve System) or (B) to extend credit to others directly or indirectly for the purpose of purchasing or carrying any such margin stock. The Borrowers represent and warrant that no Borrower is engaged principally in, or has as one of any Borrower's important activities, the business of extending credit to others for the purpose of purchasing or carrying such margin stock.

                  (e) Mandatory Prepayments.

                  (i) The Borrowers shall make any prepayment or other payment required from time to time under the Intercreditor Agreement.

                  (ii) If at any time prior to the Termination Declaration Date, the Borrowers shall receive or be entitled to receive any proceeds with respect to any sale or issuance by the Borrowers of (a) any Indebtedness not permitted by Section 10(a) or (b) any additional equity, the Borrowers shall pay to the Collateral Agent, an amount equal to such proceeds to be applied in accordance with the Cash Waterfall.

                  (iii) If at any time prior to the Termination Declaration Date, the Borrowers shall receive or be entitled to receive proceeds of any Designated Assets, the Borrowers shall pay to the Collateral Agent, an amount equal to such proceeds, to be applied by the Collateral Agent in accordance with the Cash Waterfall.

                  (iv) Any amounts prepaid pursuant to this Section shall be in addition to, and not in lieu of, all payments otherwise required to be paid under the Credit Documents at the time of such prepayment.

                  (f) Optional Prepayment of Term Loans.

         The Borrowers may, upon five Business Days' notice to the Term Lender Agent (and the Term Lender Agent will promptly give notice to the other Term Lenders), from time to time and without premium or penalty, prepay the Term Loans in whole or in part, so long as the aggregate amount of all partial prepayments of principal on the Term Loans equals $5,000,000 or any higher integral multiple thereof. Any amounts prepaid pursuant to this Section shall be in addition to, and not in lieu of, all payments otherwise required to be paid under the Credit Documents at the time of such prepayment. Any such payment will be paid to the Collateral Agent for application in accordance with the Cash Waterfall and, in any event, shall be applied first to the Tier-A Term Loans and then to the Tier-B Term Loans.

                  (g) Interest Rates and Fees.

                  (i) The Obligations under the Term Notes shall bear interest as provided therein.

                  (ii) Upon the occurrence and during the continuance of a Default or Event of Default, all Obligations shall bear interest on each day outstanding at the Default Rate.

                  (iii) Borrowers will pay to Term Lender Agent, for its own account, an arrangement fee of $100,000, which fee shall be fully earned and due and payable on the Closing Date. The amount of such arrangement fee shall be reduced by the amounts received and retained by the Term Lender Agent pursuant to that certain letter agreement dated September 30, 2002, between the Term Lender Agent and EOTT OLP.

                  (iv) In consideration of each Term Lender's commitment to fund its Percentage Share of the Term Loans, Borrowers will pay to Term Lender Agent, for the account of each Term Lender in accordance with such Term Lender's Percentage Share, a facility fee in the aggregate amount of $750,000, which fee shall be fully earned and due and payable on the Closing Date.

                  (v) In consideration of Term Lenders' Extension of Credit, Borrowers will pay to Term Lender Agent, for the account of each Term Lender in accordance with such Term Lender's Percentage Share, a deferred financing fee in the aggregate amount of $2,000,000 on, at Borrowers' option, either (1) the Closing Date or (2) the earlier to occur of (A) the Maturity Date and (B) the date the Term Loans are paid in full (whether by prepayment or upon acceleration). In the event Borrowers prepay the Term Loans in full prior to the Maturity Date and no Event of Default is then continuing, the aggregate amount of the financing fee shall be reduced to $1,000,000. The deferred financing fee shall be fully earned on the Closing Date.

3.       PAYMENTS TO TERM LENDERS.

                  (a) General Procedures. The Debtors will make each payment that they owe under the Credit Documents (other than fees payable to the Lender Parties on the Closing Date) to the Collateral Agent for the account of the Lender Party to whom such payment is owed in lawful money of the United States of America, without set-off, deduction or counterclaim and in immediately available funds. Each such payment must be received by the Collateral Agent not later than noon, New York, New York time, on the date such payment becomes due and payable. Any payment received by the Collateral Agent after such time will be deemed to have been made on the next following Business Day. Should any such payment become due and payable on a day other than a Business Day, the maturity of such payment shall be extended to the next succeeding Business Day, and, in the case of a payment of principal or past due interest, interest shall accrue and be payable thereon for the period of such extension in the Credit Document under which such payment is due. Each payment under a Credit Document shall be due and payable at the place provided therein. When the Collateral Agent collects or receives money on account of the Obligations, the Collateral Agent shall distribute all money so collected or received to each Lender Party in accordance with the Cash Waterfall.

                  (b) Payment Obligations Absolute. Notwithstanding any payment by the Debtors to the Collateral Agent pursuant to Section 3(a), nothing contained in this Agreement is intended to or shall (a) impair, as among the Debtors and the Lender Parties, the obligation of the Debtors, which is absolute and unconditional, to pay to the Lender Parties any Obligations payable by the Debtors under this Agreement or any other Credit Document as and when the same shall become due and payable in accordance with their respective terms, or (b) prevent the Lender Parties from exercising all remedies otherwise permitted by applicable law upon default under this Agreement or any other Credit Document, subject to the Intercreditor Agreement and the Orders.

                  (c) Application of Payments made to Term Lender Agent. Subject to the provisions of the Intercreditor Agreement, funds received by the Term Lender Agent in accordance with the Cash Waterfall shall be applied as follows:

                  (1)      first, to pay expenses incurred by the Term Lender
                           Agent;

                  (2) second, for the payment of interest on the Tier-A Term Loans which is then due;

                  (3) third, to the payment of required principal payments on the Tier-A Term Loans which are then due;

                  (4) fourth, to the payment of interest on the Tier-B Term Loans which is then due;

                  (5) fifth, to the payment of required principal payments on the Tier-B Term Loans which are then due; and

                  (6) last, for the payment or prepayment of any other Obligations.

         If any Term Lender owes payments to the Term Lender Agent hereunder, any amounts otherwise distributable under this Section to such Term Lender shall be deemed to belong to Term Lender Agent to the extent of such unpaid payments, and the Term Lender Agent shall apply such amounts to make such unpaid payments rather than distribute such amounts to such Term Lender. All distributions of amounts described in subsections 2 through 5 shall be made by Term Lender Agent to each Term Lender in accordance with such Term Lender's Percentage Share.

                  (d) Capital Reimbursement. If either (i) the introduction or implementation of or the compliance with or any change in or in the interpretation of any Law or (ii) the introduction or implementation of or the compliance with any request, directive or guideline from any central bank or other governmental authority (whether or not having the force of Law) affects or would affect the amount of capital required or expected to be maintained by any Lender Party or any Person controlling any Lender Party, then, within five Business Days after demand by such Lender Party, Borrowers will pay to such Lender Party, from time to time as specified by such Lender Party, such additional amount or amounts as such Lender Party shall determine to be appropriate to compensate such Lender Party or any Person controlling such Lender Party in light of such circumstances, to the extent that such Lender Party reasonably determines that the amount of any such capital would be increased or the rate of return on any such capital would be reduced by, or in whole or in part based on, the existence of the face amount of such Lender Party's Term Loans.

                  (e) Increased Cost of Term Loans. If any applicable Law (whether now in effect or hereinafter enacted or promulgated, including Regulation D) or any interpretation or administration thereof by any governmental authority charged with the interpretation or administration thereof (whether or not having the force of Law):

                  (i) shall change the basis of taxation of payments to any Lender Party of any principal, interest or other amounts attributable to any Term Loan or otherwise due under this Agreement in respect of any Term Loan (other than taxes imposed on, or measured by, the overall net income of such Lender Party or any Applicable Lending Office of such Lender Party by any jurisdiction in which such Lender Party or any such Applicable Lending Office is located); or

                  (ii) shall change, impose, modify, apply or deem applicable any reserve, special deposit or similar requirements in respect of any Term Loan or against assets of, deposits with or for the account of, or credit extended by, such Lender Party; or

                  (iii) shall impose on any Lender Party any other condition affecting any Term Loan, the result of which is to increase the cost to any Lender Party of making any Term Loan or to reduce the amount of any sum receivable by any Lender Party in respect of any Term Loan by an amount deemed by any Lender Party to be material, then such Lender Party shall promptly notify the Term Lender Agent and the Borrower Representative in writing of the happening of such event and of the amount required to compensate such Lender Party for such event (on an after-tax basis, taking into account any taxes on such compensation), whereupon Borrower shall, within five Business Days after demand therefor by such Lender Party, pay such amount to the Term Lender Agent for the account of such Lender Party.

                  (f) Notice; Change of Applicable Lending Office. A Lender Party shall notify the Borrower Representative of any event occurring after the date of this Agreement that will entitle such Lender Party to compensation under
Section 3(d) or (e) as promptly as practicable, but in any event within 90 days after such Lender Party obtains actual knowledge thereof; provided, however, that (i) if such Lender Party fails to give such notice within 90 days after it obtains actual knowledge of such an event, such Lender Party shall, with respect to compensation payable pursuant to Section 3(d) or (e) in respect of any costs resulting from such event, only be entitled to payment under Section 3(d) or (e) for costs incurred from and after the date 90 days prior to the date that such Lender Party does give such notice and (ii) such Lender Party will designate a different Applicable Lending Office if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the sole opinion of such Lender Party, be disadvantageous to such Lender Party, except that such Lender Party shall have no obligation to designate an Applicable Lending Office located in the United States of America. Each Lender Party will furnish to the Borrower Representative a certificate setting forth the basis and amount of each request by such Lender Party for compensation under Section 3 (d) or (e).

                  (g) Reimbursable Taxes.

         Borrowers covenant and agree that:

                  (i) Borrowers will indemnify each Lender Party against and reimburse each Lender Party for all present and future stamp and other taxes, levies, costs and charges whatsoever imposed, assessed, levied or collected on or in respect of this Agreement (whether or not legally or correctly imposed, assessed, levied or collected), excluding, however, any taxes imposed on or measured by the overall net income of such Lender Party or any Applicable Lending Office of such Lender Party by any jurisdiction in which such Lender Party or any such Applicable Lending Office is located (all such non-excluded taxes, levies, costs and charges being collectively called "REIMBURSABLE TAXES" in this Section). Such indemnification shall be on an after-tax basis, taking into account any taxes imposed on the amounts paid as indemnity.

                  (ii) All payments on account of the principal of, and interest on, each Lender Party's Term Loan, and all other amounts payable by Borrowers to any Lender Party hereunder, shall be made in full without set-off or counterclaim and shall be made free and clear of and without deductions or withholdings of any nature by reason of any Reimbursable Taxes, all of which will be for the account of Borrowers. In the event of Borrowers being compelled by Law to make any such deduction or withholding from any payment to any Lender Party, Borrowers shall pay on the due date of such payment, by way of additional interest, such additional amounts as are needed to cause the amount receivable by such Lender Party after such deduction or withholding to equal the amount which would have been receivable in the absence of such deduction or withholding. If Borrowers shall make any deduction or withholding as aforesaid, Borrowers shall within 60 days thereafter forward to such Lender Party an official receipt or other official document evidencing payment of such deduction or withholding.

                  (iii) Notwithstanding the foregoing provisions of this Section, Borrowers shall be entitled, to the extent they are required to do so by Law, to deduct or withhold (and not to make any indemnification or reimbursement for) income or other similar taxes imposed by the United States of America (other than any portion thereof attributable to a change in federal income tax Laws effected after the date hereof) from interest, fees or other amounts payable hereunder for the account of any Lender Party, other than Lender Party (A) who is a U.S. person for Federal income tax purposes or (B) who has the Prescribed Forms on file with the Term Lender Agent (with copies provided to the Borrower Representative) for the applicable year to the extent deduction or withholding of such taxes is not required as a result of the filing of such Prescribed Forms; provided, however, that if Borrower shall so deduct or withhold any such taxes, it shall provide a statement to the Term Lender Agent and such Lender Party, setting forth the amount of such taxes so deducted or withheld, the applicable rate and any other information or documentation which such Lender Party may reasonably request for assisting such Lender Party to obtain any allowable credits or deductions for the taxes so deducted or withheld in the jurisdiction or jurisdictions in which such Lender Party is subject to tax. As used in this Section, "PRESCRIBED FORMS" means such duly executed forms or statements, and in such number of copies, which may, from time to time, be prescribed by Law and which, pursuant to applicable provisions of (i) an income tax treaty between the United States and the country of residence of such Lender Party providing the forms or statements, (ii) the Tax Code or (iii) any applicable rules or regulations thereunder, permit Borrowers to make payments hereunder for the account of such Lender Party free of such deduction or withholding of income or similar taxes.

4.       INTENTIONALLY OMITTED.

5.       INTENTIONALLY OMITTED.

6.       INTENTIONALLY OMITTED.

7.       OTHER ACTIONS OF DEBTORS.

                  (a) Each Debtor shall at any time and from time to time take such steps as the Term Lender Agent may request for the Collateral Agent to (i) obtain an acknowledgment, in form and substance satisfactory to the Collateral Agent, of any bailee having possession of any of the Collateral that the bailee holds such Collateral for the Collateral Agent, (ii) obtain "control" of any investment property, deposit accounts, letter-of-credit rights or electronic chattel paper (as such terms are defined in Article 9 of the UCC with corresponding provisions in Sections 9-104, 9-105, 9-106 and 9-107, relating to what constitutes "control" for such items of Collateral), with any agreements establishing control to be in form and substance satisfactory to the Collateral Agent, and (iii) otherwise insure the continued perfection and priority of the Collateral Agent's security interest in any of the Collateral and of the preservation of its rights therein.

                  (b) Each Debtor shall at any time and from time to time take such steps as the Collateral Agent may request with respect to the creation and perfection of valid, enforceable, first priority mortgage Liens on and/or security interests in any real property or fixtures included in the Collateral owned or leased by such Debtor, including, without limitation, (i) the execution, delivery, acknowledgement, filing and recordation of such mortgages, deeds of trust, fixture filings and similar instruments as the Collateral Agent deems necessary or desirable to the granting of a valid, enforceable first priority mortgage Lien on any such property or fixtures and
                           (ii) the delivery of such mortgagee's title insurance, title opinions and other legal opinions as the Collateral Agent deems necessary or desirable to better confirm the granting to the Collateral Agent by the applicable Debtor of such Lien on such Debtor's real property or fixtures included in the Collateral owned or leased by such Debtor.

                  (c) Nothing contained in this Agreement shall be construed to narrow the scope of the Collateral Agent's security interest in any of the Collateral or the perfection or priority thereof or to impair or otherwise limit any of the rights, powers, privileges or remedies of the Collateral Agent hereunder.

8. REPRESENTATIONS AND WARRANTIES. Each Debtor hereby makes the following representations and warranties, each of which is a continuing representation and warranty, the continuing truth and accuracy of each of such representations and warranties being a continuing condition of financing of Borrowers by the Term
Lenders:

                  (a) Such Debtor is duly organized, formed or incorporated and validly existing under the Laws of its jurisdiction of organization or incorporation, having all powers required to carry on its business. Such Debtor has the partnership, corporate or limited liability company, as applicable, power to execute, deliver and perform the terms and provisions of this Agreement and the other Credit Documents. Such Debtor has taken or caused to be taken all necessary partnership, corporate or limited liability company, as applicable, action to authorize the execution, delivery and performance of this Agreement and the other Credit Documents. Each Borrower is duly authorized to borrow funds hereunder.

                  (b) Except as set forth in Section 8(b) of the Disclosure Schedule, upon entry of the Second Interim Order, this Agreement and the other Credit Documents constitute and will constitute legal, valid and binding obligations of such Debtor, enforceable in accordance with their respective terms.

                  (c) Such Debtor is in material compliance with the requirements of all applicable laws, rules, regulations and orders of any governmental authority or Tribunal relating to its business as presently conducted or contemplated, including, without limitation, all permits, licensing and approval requirements; ERISA; the Tax Code; all limitations, restrictions, conditions, standards, prohibitions, requirements, obligations, schedules and timetables contained in any Environmental Law, or in any regulation, code, plan, order, decree, judgment, injunction, notice or demand letter issued, entered, promulgated or approved thereunder, except as set forth in Section 8(c) of the Disclosure Schedule and to the extent that all such instances of noncompliance (if any) in the aggregate could not cause a Material Adverse Change.

                  (d) No action of, or filing with, any governmental or public body or authority (other than as set forth in Section 8(d) of the Disclosure Schedule) is required in connection with the execution, delivery and performance of this Agreement, the other Credit Documents or any of the instruments or documents to be delivered pursuant hereto or thereto.

                  (e) The execution and delivery by such Debtor of the Credit Documents to which it is a party, the performance by such Debtor of its obligations under such Credit Documents and the consummation of the transactions contemplated by the various Credit Documents do not and will not (i) except as set forth in Section 8(e) of the Disclosure Schedule, conflict with any provision of (1) any law, or (2) the organizational or other charter documents of such Debtor, or (ii) result in or require the creation of any Lien upon any assets or properties of such Debtor or any of its Affiliates, except as expressly contemplated in the Credit Documents. Except as expressly contemplated in the Credit Documents, no permit, consent, approval, authorization or order of and no notice to or filing, registration or qualification with, any Tribunal or third party is required in connection with the execution, delivery or performance by such Debtor of any Credit Document or to consummate any transactions contemplated by the Credit Documents, other than consents, approvals, authorizations or orders that have been obtained or notices given or filings made prior to the date hereof.

                  (f) Such Debtor's place of incorporation, organization or formation, as applicable, is the State of Delaware, and its principal place of business and chief executive office, where its records are maintained are disclosed on the signature page hereto. Except as set forth in Section 8(f) of the Disclosure Schedule, such Debtor does not use any trade styles, trade names or fictitious partnership names.

                  (g) Except as set forth in Section 8(g) of the Disclosure Schedule, upon entry of the Second Interim Order, all filings, assignments, pledges and deposits of documents or instruments will have been made and all other actions will have been taken that are necessary or advisable, under applicable law, to establish and perfect the Collateral Agent's security interest in the Collateral. The Collateral and the Collateral Agent's rights with respect to the Collateral are not subject to any set-off, claims, withholdings or other defenses. The Debtors are the owners of the Collateral, free from any lien, security interest, encumbrance or any other claim of demand except for Permitted Liens and as otherwise set forth in the Intercreditor Agreement.

                  (h) All Debtors are subject as debtor to a Case in the Bankruptcy Court.

                  (i) After giving effect to the transactions contemplated by this Agreement and the other Credit Documents, there does not exist at the date hereof any condition or event which constitutes a Default hereunder or which after notice or lapse of time, or both, would constitute such a Default hereunder.

                  (j) Subject to the matters described in Section 8(j) of the Disclosure Schedule: (a) no Termination Event has occurred with respect to any ERISA Plan and all ERISA Affiliates are in compliance with ERISA in all material respects excluding any such failure that could not reasonably be expected to result in a Material Adverse Change, (b) no ERISA Affiliate is required to contribute to, or has any other absolute or contingent Liability in respect of, any "multiemployer plan" as defined in Section 4001 of ERISA which could reasonably be expected to result in a Material Adverse Change, and (c) no "accumulated funding deficiency" (as defined in Section 412(a) of the Tax Code) exists with respect to any

                           ERISA Plan, whether or not waived by the Secretary of the Treasury or his delegate and the current value of each ERISA Plan's benefits does not exceed the current value of such ERISA Plan's assets available for the payment of such benefits except to the extent such excess could not reasonably be expected to result in a Material Adverse Change.

                  (k)      Without limiting the provisions of Section 8(c):

                  (i) No notice, notification, demand, request for information, citation, summons or order has been issued, no complaint has been filed, no penalty has been assessed and no investigation or review is pending or threatened by any Tribunal or any other Person with respect to any of the following except
                           (1) as set forth in the Section 8(k)(i) of the Disclosure Schedule or (2) to the extent the same could not reasonably be expected to result in a Material Adverse Change: (A) any alleged generation, treatment, storage, recycling, transportation, disposal or Release of any Hazardous Materials, either by any Debtor or on any property owned by such Debtor, (B) any remedial action that might be needed to respond to any such alleged generation, treatment, storage, recycling, transportation, disposal or Release, or (C) any alleged failure by any Debtor to have any permit, license or authorization required in connection with the conduct of its business or with respect to any such generation, treatment, storage, recycling, transportation, disposal or Release.

                  (ii) Except as set forth in Section 8(k)(ii) of the Disclosure Schedule, no Debtor otherwise has any known material contingent Liability in connection with any alleged generation, treatment, storage, recycling, transportation, disposal or Release of any Hazardous Materials that has caused, or could reasonably be expected to cause, a Material Adverse Change.

                  (iii) Except as set forth in Section 8(k)(iii) of the Disclosure Schedule, no Debtor has handled any Hazardous Materials, other than as a generator, on any properties now or previously owned or leased by any Debtor to an extent that such handling has caused, or could cause, a Material Adverse Change.

                  (iv) Except as set forth in Section 8(k)(iv) of the Disclosure Schedule or to the extent that the following in the aggregate has not caused and could not cause a Material Adverse Change:

                                    (1)      no PCBs are or have been present at
                                             any properties now or previously
                                             owned or leased by any Debtor;

                                    (2)      no asbestos is or has been present
                                             at any properties now or previously
                                             owned or leased by any Debtor;

                                    (3)      there are no underground storage
                                             tanks for Hazardous Materials,
                                             active or abandoned, at any
                                             properties now or previously owned
                                             or leased by any Debtor; and

                                    (4)      no Hazardous Materials have been
                                             Released at, on or under any
                                             properties now or previously owned
                                             or leased by any Debtor.

                  (v) Except as set forth in Section 8(k)(v) of the Disclosure Schedule or to the extent that the following in the aggregate has not caused and could not cause a Material Adverse Change, no Debtor has transported or arranged for the transportation of any Hazardous Material to any location listed on the National Priorities List under CERCLA, any location listed for possible inclusion on the National Priorities List by the Environmental Protection Agency in CERCLIS, nor, except as set forth in
                           Section 8(k)(v) of the Disclosure Schedule or to the extent that such has not caused and could not cause a Material Adverse Change, any location listed on any similar state list or which is the subject of federal, state or local enforcement actions or other investigations that may lead to claims against such Debtor for clean-up costs, remedial work, damages to natural resources or for personal injury claims, including, but not limited to, claims under CERCLA.

                  (vi) Except as set forth in Section 8(k)(vi) of the Disclosure Schedule or to the extent that such has not caused and could not cause a Material Adverse Change, no property now or previously owned or leased by any Debtor is listed or proposed for listing on the National Priorities List promulgated pursuant to CERCLA, in CERCLIS, nor on any similar state list of sites requiring investigation or clean-up.

                  (vii) Except as set forth in Section 8(k)(vii) of the Disclosure Schedule or to the extent that such has not caused and could not cause a Material Adverse Change, there are no Liens arising under or pursuant to any Environmental Laws on any of the real properties or properties owned or leased by any Debtor, and no governmental actions of which any Debtor is aware have been taken or are in process that could subject any of such properties to such Liens; nor would any Debtor be required to place any notice or restriction relating to the presence of Hazardous Materials at any properties owned by it or in any deed to such properties.

                  (viii) All environmental investigations, studies, audits, tests, reviews or other analyses for ground water or soil contamination relating to the Release of Hazardous Materials conducted by or which are in the possession of such Debtor in relation to any properties or facility now or previously owned or leased by such Debtor are available for inspection by the Term Lender Agent or the Collateral Agent at the Borrower Representative's offices or facilities.

                  (l) No Debtor is subject to regulation under the Public Utility Holding Company Act of 1935, the Investment Company Act of 1940 (as any of the preceding acts have been amended) or any other law which regulates the incurring by such Debtor of indebtedness, including laws relating to common contract carriers or the sale of electricity, gas, steam, water or other public utility services. Such Debtor is not subject to regulation under the Federal Power Act that would violate, result in a default under or prohibit the effectiveness or the performance of any of the provisions of the Credit Documents.

                  (m) None of the following securities is evidenced by a certificate: (i) the limited partner interest of EOTT MLP in EOTT OLP; (ii) the membership interest of EOTT MLP in EOTT GP; (iii) the limited partner interest of EOTT OLP in any of EOTT Canada, EOTT Liquids or EOTT Pipeline; or (iv) the general partner interest of EOTT GP in any of EOTT OLP, EOTT Canada, EOTT Liquids or EOTT Pipelines.

                  (n) No Debtor is in default in the performance of any of the covenants and agreements contained in any Credit Document. No event has occurred and is continuing that constitutes a Default.

                  (o) EOTT MLP has heretofore delivered to the Term Lender Agent true, correct and complete copies of the Initial Financial Statements. The Initial Financial Statements fairly present (subject to normal and recurring adjustments in conformity with GAAP) EOTT MLP's Consolidated financial position at the date thereof, the Consolidated results of EOTT MLP's operations for the periods thereof and Consolidated cash flows for the periods thereof. The Initial Financial Statements were prepared in accordance with GAAP.

                  (p) Except as shown in the Initial Financial Statements or disclosed in Section 8(p) of the Disclosure Schedule (with respect to Liabilities described below that will give rise to Priority Claims) or the Bankruptcy Schedule (with respect to all other Liabilities described below), as of the Closing Date, no Debtor has any outstanding Liabilities of any kind (including contingent obligations, tax assessments and unusual forward or long-term commitments) which are, in the aggregate, material to such Debtor or material with respect to EOTT MLP's Consolidated financial condition.

                  (q) Except as shown in the Initial Financial Statements or disclosed in Section 8(q) of the Disclosure Schedule, as of the Closing Date, no Debtor is subject to or restricted by any franchise, contract, deed, charter restriction or other instrument or restriction that could cause a Material Adverse Change.

                  (r) No certificate, statement or other information delivered herewith or heretofore by any Debtor to any Lender Party in connection with this Agreement or in connection with any transaction contemplated hereby contains any untrue statement of a material fact or omits to state any material fact necessary to make the statements contained herein or therein, in light of the circumstances under which they were made, not misleading as of the date made or deemed made. All written information furnished after the date hereof by or on behalf of any Debtor to the Lender Parties in connection with this Agreement and the other Credit Documents, and the transactions contemplated hereby and thereby will be true, complete and accurate in every material respect in light of the circumstances in which made, or based on reasonable estimates on the date as of which such information is stated or certified. There is no fact known to any Debtor that has not been disclosed to the Term Lender Agent that could cause a Material Adverse Change.

                  (s) As of the Closing Date, except for the Cases, as disclosed in the Initial Financial Statements or in
                           Section 8(s) of the Disclosure Schedule: (i) there are no actions, suits or legal, equitable, arbitrative or administrative proceedings pending or, to the knowledge of any Debtor threatened, against any Debtor or affecting any Collateral (including, without limitation, any that challenge or otherwise pertain to any Debtor's title to any Collateral) before any Tribunal that could cause a Material Adverse Change and (ii) there are no outstanding judgments, injunctions, writs, rulings or orders by any such Tribunal against any Debtor or any Debtor's stockholders, partners, directors or officers or affecting any Collateral that could cause a Material Adverse Change.

                  (t)      As of the Closing Date, except as disclosed in
                           Section 8(t) of the Disclosure Schedule, neither the business nor the properties of any Debtor has been affected by any fire, explosion, accident, strike, lockout or other labor dispute, drought, storm, hail, earthquake, embargo, act of God or of the public enemy or other casualty (whether or not covered by insurance), which could cause a Material Adverse Change.

                  (u) Neither EOTT MLP nor any Borrower presently has any Subsidiary or owns any capital stock in any other corporation or association except those listed in
                           Section 8(u) of the Disclosure Schedule. No Debtor is a member of any general or limited partnership, limited liability company, joint venture or association of any type whatsoever except those listed in Section 8(u) of the Disclosure Schedule. Each of EOTT MLP and EOTT OLP owns, directly or indirectly, the entire equity interest in each of its Subsidiaries listed in Section 8(u) of the Disclosure Schedule.

                  (v) Section 8(v) of the Disclosure Schedule contains a complete and correct list, as of the date of this Agreement, of each credit agreement, loan agreement, indenture, SCTSC Purchase Agreement, guaranty or other arrangement providing for or otherwise relating to any Indebtedness or any extension of credit (or commitment for any extension of credit), or guaranty by, any Debtor, or to which any Debtor is subject, in excess of $1,000,000 with respect to any single Person and such Person's Affiliates taken as whole, other than the Credit Documents. The aggregate principal or face amount outstanding or that may become outstanding under each such arrangement is correctly described in Section 8(v) of the Disclosure Schedule.

                  (w) The Debtors have delivered to the Term Lender Agent and each of the Term Lenders an initial sixteen-week weekly cash revenue and expense budget (as supplemented from time to time on a rolling sixteen-week basis and approved by the Term Lender Agent as to form and substance for each subsequent week, the "CASH BUDGET"). The Cash Budget has been prepared in good faith based on reasonable assumptions. The initial Cash Budget (the "INITIAL CASH BUDGET") is attached hereto as Exhibit G. The projections are based upon reasonable estimates and assumptions have been prepared on the basis of assumptions stated therein and reflect the reasonable estimates of the Borrowers of the results of operations and other information projected therein.

                  (x) The state of affairs referred to in the Disclosure Schedule, and those in any supplement thereto, relate only to the representations and warranties in the Section or paragraph of the Agreement that corresponds with the Section reference to which the disclosures in the Disclosure Schedule expressly refer or otherwise incorporate by express reference and not to any other representation or warranty in this Agreement.

9. AFFIRMATIVE COVENANTS. To conform with the terms and conditions under which each Term Lender is willing to have Extensions of Credit outstanding to Borrower, and to induce each Term Lender to enter into this Agreement and to make Extensions of Credit, the Debtors covenant and agree jointly and severally that until the full and final payment in cash of the Obligations, unless the Majority Term Lenders have has previously agreed otherwise:

                  (a) Payment and Performance. Each Debtor will pay all amounts due under the Credit Documents to which it is a party in accordance with the terms thereof and will observe, perform and comply with every covenant, term and condition expressed in the Credit Documents to which it is a party.

                  (b) Payment of Expenses. All Borrower Expenses shall be part of the Obligations. Borrower shall pay any Lender Party, on such Lender Party's demand, any and all Borrower Expenses which such Lender Party may pay in connection with the provisions hereof.

                  (c) Instruments, Documents, Securities or Chattel Paper. Each Debtor shall promptly notify the Collateral Agent of any instruments, documents, securities or chattel paper that are owned or acquired by such Debtor. At any time and from time to time, upon the demand of the Term Lender Agent, such Debtor shall deliver and pledge to the Collateral Agent, duly endorsed and/or accompanied by such instruments of assignment and transfer in such form and substance as the Term Lender Agent may reasonably request, any and all instruments, documents, securities and/or chattel paper which are included in the Collateral as the Term Lender Agent may request. Such Debtor shall maintain and safeguard any and all documents, instruments and chattel paper in its possession and its individual books and records relating to the Collateral in a commercially reasonable manner and cause the security interest granted herein to the Collateral Agent to be marked thereon.

                  (d) Books, Financial Statements and Reports. Each Debtor will at all times maintain full and accurate books of account and records. EOTT MLP will maintain and will cause its Subsidiaries to maintain a standard system of accounting, will maintain its Fiscal Year and will furnish the following statements and reports to the Term Lender Agent at Borrowers' expense:

                  (i) As soon as available, and in any event within 120 days after the end of each Fiscal Year, commencing with Fiscal Year 2002 (A) complete Consolidated financial statements of EOTT MLP as of, or for the period ending, December 31 of the preceding year, together with all notes thereto, prepared in reasonable detail in accordance with GAAP, and (B) consolidating unaudited balance sheets and statements of income of each Consolidated Subsidiary of EOTT MLP. The Consolidated financial statements referred to in subclause (A) of the preceding sentence shall set forth in comparative form the corresponding figures for the preceding Fiscal Year. In addition, within 120 days after the end of each Fiscal Year, commencing with Fiscal Year 2002 EOTT MLP will furnish a certificate signed by such accountants (1) stating that they have read this Agreement, and (2) further stating that in making their examination and reporting on the Consolidated financial statements described above they obtained no knowledge of any Default existing at the end of such Fiscal Year, or, if they did so conclude that a Default existed, specifying its nature and period of existence.

                  (ii) As soon as available, and in any event within 45 days after the end of each of Fiscal Quarter of each Fiscal Year, (1) EOTT MLP's Consolidated balance sheet as of the end of such Fiscal Quarter and Consolidated statements of EOTT MLP's operations and cash flows for such Fiscal Quarter and for the period from the beginning of the then current Fiscal Year to the end of such Fiscal Quarter, (2) consolidating balance sheets and statements of income of each Consolidated Subsidiary as of (A) the end of such Fiscal Quarter or (B) for such Fiscal Quarter and for the period from the beginning of the then current Fiscal Year to the end of such Fiscal Quarter, all in reasonable detail and prepared in accordance with GAAP, subject to changes resulting from normal and recurring adjustments in conformity with GAAP, and as soon as available, and in any event within 60 days after the end of the last Fiscal Quarter of each Fiscal Year, EOTT MLP's unaudited Consolidated balance sheet as of the end of such Fiscal Quarter and Consolidated statement of operations for such Fiscal Quarter and for the period from the beginning of the current Fiscal Year to the end of such Fiscal Quarter.

                  (iii) As soon as available, and in any event within 45 days after the end of each calendar month, (1) EOTT MLP's unaudited Consolidated balance sheet as of the end of such month and an unaudited Consolidated statement of EOTT MLP's earnings for such calendar month, all in reasonable detail and prepared in accordance with GAAP, subject to changes resulting from normal and recurring adjustments in conformity with GAAP and (2) a report setting forth for such month aggregate volumes for all marketing activities of all Debtors.

                  (iv) Together with each set of financial statements furnished under subsections (i), (ii) and (iii) above, a certificate in the form of Exhibit C signed by the chief financial officer or treasurer of EOTT Energy stating that such financial statements are accurate and complete in all material respects (subject to normal and recurring adjustments in conformity with GAAP in the case of unaudited financial statements), stating that he has reviewed the Credit Documents containing the calculations and stating that no Default exists at the end of such Fiscal Quarter or month, respectively, or at the time of such certificate or specifying the nature and period of existence of any such Default.

                  (v) Promptly, copies of all material pleadings, notices, orders and other papers filed in the Cases and copies of all reports filed with the United States Trustee in the Cases.

                  (vi) No later than 12:00 pm (noon) on Monday of each week, (1) the Cash Budget, (2) a cash flow report showing actual performance for each weekly period reflected in the Cash Budget and variance of actual performance from projected performance in the Cash Budget, commencing the week ended October 12, 2002, (3) a Barrel Report, (4) a Weekly Compliance Certificate and (5) a true, correct and complete copy of the Borrowing Base Report provided to the LC Agent with such supporting information in detail as may from time to time be prescribed by the LC Agent, duly completed and certified by an authorized officer of EOTT Energy

                  (vii) Promptly upon their becoming available, copies of all financial statements, reports, notices and proxy statements sent by EOTT MLP to its unit holders and all registration statements, prospectus supplements, periodic reports and other statements and schedules filed by EOTT MLP with any securities exchange, the Securities and Exchange Commission or any similar governmental authority.

                  (viii) From time to time upon request, a written or oral report, in reasonable detail, as to the status of the Reorganization Plan.

                  (ix) On each Business Day, (1) a Cash Flow Report in the form of Exhibit D duly completed by an authorized officer of EOTT Energy, as of the preceding Business Day and (2) a statement reconciling such report with the most recent Cash Flow Report previously delivered pursuant to this subsection (ix).

                  (x) As soon as available, and in any event within 45 days after the end of Fiscal Year 2002, an environmental compliance certificate signed by the chief executive officers of EOTT GP and EOTT Energy in the form attached hereto as Exhibit E. Further, if requested by the Term Lender Agent, the Debtors shall permit and cooperate with an environmental and safety review made in connection with the operations of the

         Debtors' properties one time during each Fiscal Year, by consultants selected by the Term Lender Agent which review shall, if requested by the Term Lender Agent, be arranged and supervised by environmental legal counsel for the Term Lender Agent, all at the Debtors' cost and expense. The consultant shall render an oral or written report, as specified by the Term Lender Agent, based upon such review at the Debtors' cost and expense and a copy thereof will be provided to the Debtors.

                  (xi) Concurrently with the annual renewal of the Debtors' insurance policies, the Debtors shall at their own cost and expense, if requested by the Term Lender Agent in writing, cause a certificate or report to be issued by the Debtors' professional insurance consultants or other insurance consultants satisfactory to the Term Lender Agent certifying that the Debtors' insurance for the next succeeding year after such renewal (or for such longer period for which such insurance is in effect) complies with the provisions of this Agreement and the Security Documents.

                  (xii) On or about the fifth (5th) (but no later than the eighth (8th)) and on or about the twentieth (20th) (but no later than the twenty-third (23rd)) day of each calendar month and upon request by the Term Lender Agent an Open Position Report in the form of Exhibit F, with such supporting information in detail as may from time to time be prescribed by the Term Lender Agent, duly completed by an authorized officer of EOTT Energy as of the last day of the preceding month if delivered on or about the fifth (5th) day of a month, as of the fifteenth (15th) day if delivered on or about the twentieth (20th) day of a month, or as of the date otherwise requested. Such report shall include (A) a listing of all long and short positions; (B) crude oil, refined petroleum product and NGL location information; (C) pricing information published by an independent publication acceptable to the Term Lender Agent; and (D) a report on a mark to market basis of all Fixed Price Contracts together with a complete list of all net realized gains and losses on any Fixed Price Contracts in form satisfactory to the Term Lender Agent.

                  (xiii) On or before the tenth (10th) Business Day following receipt by any Borrower or any other Debtor, a copy of any account statement received from any bank, securities intermediary, commodities or futures broker or other institution with whom such Borrower or such Debtor maintains any deposit, investment, trading or other account.

                  (xiv) Within 30 days after the end of each calendar month, a copy of the Lease Volume Report attached hereto as Exhibit K.

                  (xv) Promptly, from time to time, such other information, documents or reports regarding any Borrower or any other Debtor (including accountants' management letters and updates to the Cash Budget) as the Term Lender Agent may request, including any regulatory filings.

                  (e) Other Information and Inspections. In each case, subject to the last sentence of this Section 9(e), each Debtor will furnish to each Term Lender any information that the Term Lender Agent or any Term Lender may from time to time request concerning any covenant, provision or condition of the Credit Documents or any matter in connection with the Debtors' businesses and operations. In each case, subject to the last sentence of this
Section 9(e), each Debtor will permit representatives appointed by the Term Lender Agent (including independent accountants, auditors, agents, attorneys, appraisers and any other Persons) to visit and inspect during normal business hours any of such Debtor's property, including its books of account, other books and records and any facilities or other business assets, to make extra copies therefrom and photocopies and photographs thereof and to write down and record any information such representatives obtain, and each Debtor shall permit the Term Lender Agent or its representatives to investigate and verify the accuracy of the information furnished to the Term Lender Agent or any Term Lender in connection with the Credit Documents and to discuss all such matters with its officers, employees and, upon prior notice to the Borrower Representative, its representatives. Without limitation of the foregoing, at such reasonable times and intervals as the Term Lender Agent and the Term Lenders shall reasonably request, Borrowers shall permit the Term Lender Agent and its representatives to conduct an audit, examination, test and verification of the Collateral and the other business and assets of the Debtors and in connection with such examination to have full access to and the right to examine, audit, make abstracts and copies from and inspect the Debtors' records, files, books of account and all other documents, instruments and agreements to which any Debtor is a party. Borrowers shall pay all reasonable costs and expenses of the Term Lender Agent associated with any such audits. Additionally, at Borrowers' expense, from time to time the Term Lender Agent may require an inspection of the Collateral in storage at EOTT Terminals to be conducted by an independent appraiser selected by the Term Lender Agent. Each of the foregoing audits, inspections and examinations shall be made subject to compliance with applicable safety standards and the same conditions applicable to any Debtor in respect of property of that Debtor on the premises of Persons other than a Debtor or an Affiliate of a Debtor, and all information, books and records furnished or requested to be furnished, or of which copies, photocopies or photographs are made or requested to be made, all information to be investigated or verified and all discussions conducted with any officer, employee or representative of any Debtor shall be subject to any applicable attorney-client privilege exceptions that the Debtor reasonably determines is necessary and to compliance with conditions to disclosures under non-disclosure agreements between any Debtor and Persons other than a Debtor or an Affiliate of a Debtor, and subject further to the express undertaking of each Person acting at the direction of or on behalf of the Term Lender Agent to be bound by the confidentiality provisions of
Section 17(p).

                  (f) Notice of Material Events and Change of Address. Each Debtor will notify each Term Lender, not later than five Business Days after any executive officer of such Debtor has knowledge thereof, stating that such notice is being given pursuant to this Agreement, of:

                  (i) the occurrence of any Material Adverse Change,

                  (ii) the occurrence of any Default,

                  (iii) the acceleration of the maturity of any Indebtedness owed by any Debtor or any default under any post-petition indenture, mortgage, agreement, contract or other instrument to which any of them is a party or by which any of them or any of their properties is bound, if such default could cause a Material Adverse Change,

                  (iv) the occurrence of any Termination Event,

                  (v) Under any Environmental Law, any claim of $1,000,000 or more, any notice of potential liability that might be reasonably likely to exceed such amount or any other material adverse claim asserted against any Debtor or with respect to any Debtor's properties taken as a whole,

                  (vi) (1) any material loss, damage, investigation, action, suit, proceeding, claims, setoff, withholding or other defenses relating to the Collateral, and (2) the occurrence of any Event of Default or event which, with the passing of time or giving of notice or both, would constitute an Event of Default, and

                  (vii) the filing of any suit or proceeding, or the assertion in writing of a claim against any Debtor or with respect to any Debtor's properties.

         Upon the occurrence of any of the foregoing, the Debtors will take all necessary or appropriate steps to remedy promptly any such Material Adverse Change, Default, acceleration, default or Termination Event to protect against any such adverse claim, to defend any such suit or proceeding and to resolve all controversies on account of any of the foregoing. The Debtors will also notify the Term Lender Agent and the Term Lender Agent's counsel in writing at least 20 Business Days prior to the date that any Debtor changes its name or the location of its chief executive office or principal place of business or the place where it keeps its books and records concerning the Collateral, furnishing with such notice any necessary financing statement amendments or requesting the Term Lender Agent and its counsel to prepare the same.

                  (g) Maintenance of Properties. Each Debtor will maintain, preserve, protect and keep all Collateral and all other property used or useful in the conduct of its business in good condition (ordinary wear and tear excepted) and in material compliance with all applicable Laws and will from time to time make all repairs, renewals and replacements reasonably needed to enable the business and operations carried on in connection therewith to be promptly and advantageously conducted at all times.

                  (h) Discharge of Liens. At its option, should any Debtor fail to do so, except to the extent permitted hereunder, the Collateral Agent may discharge post-petition taxes, Liens or security interests or other encumbrances or charges at any time levied or placed on the Collateral and may pay for the insurance, maintenance and preservation of the Collateral. The Borrowers agree to reimburse the Collateral Agent on demand, together with interest thereon at the Alternate Base Rate, for any payment made or expense incurred by the Collateral Agent in connection with the foregoing or otherwise under this Agreement, and any such payment or expense shall constitute a part of the Obligations secured by the Collateral.

                  (i) Maintenance of Existence and Qualifications. Each Debtor will maintain and preserve its existence and its rights and franchises in full force and effect and will qualify to do business in all states or jurisdictions where required by applicable Law, except where the failure so to qualify will not cause a Material Adverse Change.

                  (j) Payment of Trade Liabilities, Taxes, etc. Each Debtor will
(i) timely file all required tax returns including any extensions; (ii) timely pay all post-petition taxes, assessments and other governmental charges or levies imposed upon it or upon its income, profits or property; (iii) within 120 days after the date such goods are delivered or such services are rendered, pay all post-petition Liabilities owed by it on ordinary trade terms to vendors, suppliers and other Persons providing goods and services used by it in the ordinary course of its business; (iv) pay and discharge when due all other post-petition Liabilities now or hereafter owed by it, other than royalty payments suspended in the ordinary course of business; and (v) maintain appropriate accruals and reserves for all of the foregoing in accordance with GAAP. However, each Debtor may delay paying or discharging any of the foregoing so long as it has set aside on its books adequate reserves therefor in accordance with GAAP and (i) it is in good faith contesting the validity thereof in the Enron Bankruptcy Proceedings, if applicable, or by other appropriate proceedings, if necessary or (ii) it is in good faith contesting the validity of such Liability, and such Liability is claimed by an Affiliate of Enron that is not a debtor-in-possession in the Enron Bankruptcy Proceedings.

                  (k) Insurance. Each Debtor shall at all times carry insurance for all of its property (irrespective of whether such property is owned or acquired before, on or after the Closing Date) with financially sound and reputable insurers, of a character usually carried by responsible Persons engaged in the same business or a business similarly situated against loss or damage, of the kinds and in the amounts customarily carried by such Persons and carry such other insurance as is usually carried by such Persons, including, without limitation, insurance against its liability for injury to Persons (with the Term Lender Agent, the Term Lenders and the Collateral Agent named as additional insureds), all in amounts and of the type currently carried by such Debtor. Within thirty (30) days after the Closing Date, Borrower will provide to the Term Lender Agent a detailed schedule describing all insurance coverages maintained by or for any Debtor together with copies of the underlying policies. Within thirty (30) days after the Closing Date, all insurance policies covering Collateral shall be endorsed (i) to provide for payment of losses to the Collateral Agent, (ii) to provide that such policies may not be canceled or reduced or affected in any material manner for any reason without 15 days prior notice to the Collateral Agent and (iii) to provide for any other matters specified in any applicable Security Document or which the Collateral Agent may reasonably require.

                  (l) Performance on Borrowers' Behalf. If any Debtor fails to pay any post-petition taxes, insurance premiums, expenses, attorneys' fees or other amounts it is required to pay under any Credit Document, the Term Lender Agent may pay the same after notice of such payment by the Term Lender Agent is given to the Borrower Representative. Borrower shall immediately reimburse the Term Lender Agent for any such payments and each amount paid by the Term Lender Agent shall constitute an Obligation owed hereunder that is due and payable on the date such amount is paid by the Term Lender Agent.

                  (m) Interest. Borrower hereby promises to each Term Lender to pay interest at the Default Rate on all Obligations (including Obligations to pay fees or to reimburse or indemnify any Term Lender) that Borrower has in this Agreement promised to pay to such Term Lender and that are not paid when due. Such interest shall accrue from the date such Obligations become due until they are paid.

                  (n) Compliance with Agreements and Law. Subject to its rights and duties as a debtor in a Case, each Debtor will perform all material obligations it is required to perform under the terms of each indenture, including in the case of EOTT MLP the EOTT MLP Senior Notes Indenture, mortgage, deed of trust, security agreement, lease and franchise and each material agreement, contract or other instrument or obligation to which it is a party or by which it or any of its properties is bound, except where performance is excused or delayed by the Bankruptcy Code. Each Debtor will conduct its business and affairs in compliance with all Laws applicable thereto.

                  (o) Environmental Matters; Environmental Reviews.

                  (i) Each Debtor will comply in all material respects with all Environmental Laws now or hereafter applicable to such Debtor as well as all contractual obligations and agreements with respect to environmental remediation or other environmental matters and will obtain, at or prior to the time required by applicable Environmental Laws, all environmental, health and safety permits, licenses and other authorizations necessary for its operations and will maintain such authorizations in full force and effect.

                  (ii) Each Debtor will promptly furnish to the Term Lender Agent all written notices of violation, orders, claims, citations, complaints, penalty assessments, suits or other proceedings received by any such Debtor after the date hereof, or of which it has notice after the date hereof, pending or threatened against such Debtor, the potential liability of which exceeds $1,000,000 or could cause a Material Adverse Change if resolved adversely against such Debtor, by any governmental authority with respect to any alleged violation of or non-compliance with any Environmental Laws or any permits, licenses or authorizations in connection with its ownership or use of its properties or the operation of its business.

                  (iii) Each Debtor will promptly furnish to the Term Lender Agent all requests for information, notices of claim, demand letters and other notifications received after the date hereof by such Debtor in connection with its ownership or use of its properties or the conduct of its business, relating to potential responsibility with respect to any investigation or clean-up of Hazardous Material at any location, the potential liability of which exceeds $1,000,000 or could cause a Material Adverse Change if resolved adversely against such Debtor.

                  (p) Evidence of Compliance. Subject to the last sentence of
Section 9(e), each Debtor will furnish to each Term Lender at such Debtor's expense all evidence which the Term Lender Agent from time to time reasonably requests in writing as to the accuracy and validity of or compliance with all representations, warranties and covenants made by any Debtor in the Credit Documents, the satisfaction of all conditions contained therein and all other matters pertaining thereto.

                  (q) Agreement to Deliver Security Documents. To further secure the Obligations whenever requested by the Term Lender Agent in its sole and absolute discretion, the Debtors will deliver chattel mortgages, security agreements, financing statements and other Security Documents in form and substance satisfactory to the Term Lender Agent for the purpose of granting, confirming and perfecting first and prior Liens or security interests in any personal property (tangible or intangible) now owned or hereafter acquired by any Debtor.

                  (r) Guaranties of Newly Created or Acquired Subsidiaries. Each Subsidiary of EOTT created, acquired or coming into existence after the date hereof shall, promptly upon request by the Term Lender Agent, execute and deliver to the Term Lender Agent an instrument of joinder pursuant to which each Subsidiary adopts, ratifies, confirms and agrees to perform and be bound by
Section 13 hereof and the absolute and unconditional guaranty of the timely repayment of the Obligations and the due and punctual performance of the obligations of Borrower hereunder set forth therein, which instrument shall otherwise be satisfactory to the Term Lender Agent in form and substance. EOTT MLP will cause each such Subsidiary to deliver to the Term Lender Agent, simultaneously with its delivery of such an instrument of joinder, written evidence satisfactory to the Term Lender Agent and its counsel that such Subsidiary has taken all corporate, limited liability company or partnership action necessary to duly approve and authorize its execution, delivery and performance of such instrument and any other documents that it is required to execute.

                  (s) Compliance with Agreements. Each Debtor shall observe, perform or comply with any term or condition under the Restructuring Agreement. In addition, each Debtor shall observe, perform or comply with any agreement with any Person or any term or condition of any instrument, if such agreement or instrument is materially significant to such Debtor or to EOTT MLP on a Consolidated basis or materially significant to any Guarantor, unless any such failure to so observe, perform or comply is remedied within the applicable period of grace (if any) provided in such agreement or instrument.

                  (t) Risk Management Policies. During the term of this Agreement, EOTT MLP will maintain in effect the Risk Management Policies and adhere to and conduct its risk management activities, and cause the other Debtors to adhere to and conduct their respective risk management activities, in accordance with such policies. The Borrower Representative shall provide written notice to the Term Lender Agent of any changes to the Risk Management Policies that the EOTT Energy board of directors adopts promptly upon the EOTT Energy board of directors' action thereon, and in no event more than 30 days after approval by the EOTT Energy board of directors of such changes.

                  (u) Critical Vendor Program. The Debtors shall have established a critical vendor program satisfactory to the Term Lender Agent on the date of the Second Interim Order.

10. NEGATIVE COVENANTS. To conform with the terms and conditions under which each Term Lender is willing to have Extensions of Credit outstanding to Borrowers, and to induce each Term Lender to enter into this Agreement and make the Extensions of Credit, the Debtors covenant and agree jointly and severally that until the full and final payment in cash of the Obligations , unless the Majority Term Lenders have previously agreed otherwise:

                  (a) Indebtedness. No Debtor will in any manner owe or be liable for Indebtedness except:

                  (i) the Obligations;

                  (ii) Indebtedness arising under Hedging Contracts permitted under Section 10(d) or consisting of options, swaps, collars and similar instruments that relate to crude oil, refined petroleum products or NGLs that satisfy the requirements of subclauses (A), (B) and (C) of the proviso to the definition of "Hedging Contracts";

                  (iii) Indebtedness of any Borrower owing to any other
         Borrower;

                  (iv) Liabilities with respect to obligations to deliver crude oil, refined petroleum products or NGLs or to render terminalling or storage services in consideration for advance payments to a Borrower; provided, however, such delivery or rendering, as applicable, is to be made within 60 days after such payment;

                  (v) guaranties by EOTT MLP or any Borrower of trade payables of any Borrower incurred and paid in the ordinary course of business on ordinary trade terms;

                  (vi) Indebtedness of the Debtors incurred prior to the Filing Date;

                  (vii) any Indebtedness outstanding under the SCTSC Purchase Agreements;

                  (viii) any Indebtedness existing under the note referred to in the Enron Settlement Agreement;

                  (ix) any Indebtedness existing under the DIP Letter of Credit Agreement not exceeding $325,000,000 in principal amount;

                  (x) any Indebtedness existing under the EOTT MLP Senior Notes; and

                  (xi) Daylight Overdraft obligations to Standard Chartered Bank, as contemplated in the Intercreditor Agreement, not to exceed $15,000,000.

                  (b) Accounts. No Debtor shall, without the prior written consent of the Majority Term Lenders, open or maintain any commodity, investment, securities or deposit accounts except for those listed on the Disclosure Schedule.

                  (c) Limitation on Liens. No Debtor will assign, sell, mortgage, lease, transfer, set over, pledge, grant any security interest in or Lien upon, encumber, or otherwise dispose of or abandon any Accounts, inventory, cash, investment securities, margin deposit accounts with commodities brokers or other rights or properties that constitute Collateral, whether now owned or hereafter acquired, nor will any Debtor permit any such Lien, encumbrance or disposition to exist or occur with respect to such property, except for (i) the sale from time to time in the ordinary course of business of such property as may constitute inventory of such Debtor; (ii) Liens in favor of the Collateral Agent; (iii) taxes constituting a Lien but not due and payable; (iv) Liens described in any description of property attached to any mortgage, deed of trust or fixture filing included in the Security Documents and any renewals, extensions or modifications (but not enlargements) thereof; (v) Liens securing purchase money financing for any property or asset hereafter acquired; (vi) Liens reserved in leases, or arising by operation of law, for rent and for compliance with the terms of the lease with respect to leasehold estates; (vii) mechanic's or materialmen's Liens or other similar Liens, whether contractual or arising by operation of law, for amounts that are not more than 60 days past due or the validity of which is being contested in good faith by appropriate proceedings; (viii) those consented to in writing by the Term Lender Agent; and (ix) Permitted Liens. Except as provided in the Intercreditor Agreement, no Debtor shall abandon, forfeit, surrender, or release any rights in the Collateral or enter into any operating, joint venture or similar agreement with respect to the Collateral.

                  (d) Hedging Contracts. No Debtor will be a party to or in any manner be liable on any Hedging Contract, except Hedging Contracts to hedge the Debtors' risk from fluctuations in commodity prices in the ordinary course of business or pursuant to the Crude Oil Repurchase Agreement.

                  (e) Limitation on Mergers, etc. and Issuances of Securities. Except as expressly provided in this Section and as contemplated by the Reorganization Plan filed with the Bankruptcy Court, no Debtor will (i) enter into any transaction of merger or consolidation or amalgamation, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution), (ii) acquire any business or property from, or capital stock of, or be a party to any acquisition of, any Person except for (1) purchases of inventory and other property to be sold or used in the ordinary course of business, and (2) Investments permitted under Section 10(h) or (iii) sell, transfer, lease, exchange, alienate or otherwise dispose of, in one transaction or a series of transactions, any part of its business or property, whether now owned or hereafter acquired, except for sales or transfers not prohibited by Section 10(f). EOTT MLP will not issue any securities other than limited partnership interests and any options or warrants giving the holders thereof only the right to acquire such interests. No Subsidiary of EOTT MLP will issue any additional partnership or limited liability company interests or shares of its capital stock or other securities or any options, warrants or other rights to acquire such additional partnership or limited liability company interests or shares or other securities, except that a direct Subsidiary of a Debtor may issue additional partnership or limited liability company interests or shares or other securities to such Debtor or to EOTT MLP so long as such Subsidiary is a Wholly Owned Subsidiary of EOTT MLP after giving effect thereto. No Subsidiary of a Borrower which is a partnership will allow any diminution of such Borrower's interest (direct or indirect) therein.

                  (f) Limitation on Asset Sales. No Debtor will sell, transfer, lease, exchange, alienate or dispose of any Collateral or any of its material assets or properties or any material interest therein, including pursuant to any sale/leaseback transaction, except:

                  (i) equipment that is worthless or obsolete or no longer necessary or useful to the proper conduct of its business or that is replaced by equipment of equal suitability and value;

                  (ii) inventory (including pipeline linefill) sold in the ordinary course of business on ordinary trade terms and such inventory sold pursuant to the Crude Oil Purchase Agreement (including documents of title delivered to SCTSC in connection therewith and all proceeds thereof;

                  (iii) Accounts, contract rights and any proceeds thereof sold pursuant to the Receivables Purchase Agreement; and

                  (iv) Designated Assets on terms and conditions satisfactory to the Term Lender Agent and the Majority Term Lenders.

         All proceeds of any such sales shall be paid directly to the Collateral Agent as provided for in the Intercreditor Agreement. No Debtor will sell, transfer or otherwise dispose of capital stock of or partnership or other interests in any of its Subsidiaries except to EOTT MLP or a Wholly Owned Subsidiary of EOTT MLP. No Debtor will discount, sell, pledge or assign any notes payable to it, Accounts or future income. The Collateral Agent will, at the Borrower Representative's request and expense, execute a release, satisfactory to the Borrower Representative, the Term Lender Agent and the Majority Term Lenders, of any Collateral so sold, transferred, leased, exchanged, alienated or disposed of pursuant to this Section 10(f).

                  (g) Limitation on Distributions, Dividends and Redemptions. No Debtor will declare or pay any dividends on, or make any other distribution of any kind in respect of, any class of its capital stock or any partnership, limited liability company or other interest in it, nor will any Debtor directly or indirectly make any capital contribution of any nature to, or purchase, redeem, acquire or retire any shares of the capital stock of or partnership or limited liability company interests in, any Debtor (whether such interests are now or hereafter issued, outstanding or created), or cause or permit any reduction or retirement of the capital stock of any Debtor, while any Obligations are outstanding. Notwithstanding the foregoing, Subsidiaries of a Borrower shall not be restricted, directly or indirectly, from declaring and paying dividends or making any other distributions to such Borrower.

                  (h) Limitation on New Businesses, Investments and Capital Expenditures. No Debtor will (i) make any expenditure or commitment or incur any obligation or enter into or engage in any transaction except in the ordinary course of business, (ii) engage directly or indirectly in any business or conduct any operations except in connection with or incidental to its present businesses and operations, (iii) make any capital contributions to or other Investments in any Person, other than Permitted Investments, or (v) make or incur any Capital Expenditures other than Permitted Capital Expenditures. All transactions permitted under this Section are subject to Section 10(f).

                  (i) Limitation on Credit Extensions. Except for Permitted Investments and Hedging Contracts permitted under Section 10(d), no Debtor will extend credit, make advances or make loans other than normal and prudent extensions of credit to customers buying goods and services in the ordinary course of business or to another Debtor in the ordinary course of business, which extensions shall not be for longer periods than those extended by similar businesses operated in a normal and prudent manner.

                  (j) Transactions with Affiliates. No Debtor will engage in any material transaction with Enron or any of its Affiliates, except as contemplated in the Enron Settlement Agreement and the Employee Transition Agreement.

                  (k) Prohibited Contracts. Except as expressly provided for in the Credit Documents and as described in the Disclosure Schedule, no Debtor will, directly or indirectly, enter into, create or otherwise allow to exist any contract or other consensual arrangement restricting the ability of any Subsidiary of EOTT MLP, including but not limited to any Borrower to: (i) pay dividends or make other distributions, (ii) purchase or redeem equity interests held in it by any Borrower or EOTT MLP, (iii) repay loans and other Indebtedness owing by it to Borrower or EOTT MLP, (iv) transfer any of its assets to any Borrower or EOTT MLP or (v) create, incur, assume or suffer to exist any Lien upon its property or assets to secure the Obligations. No Debtor will enter into any "take-or-pay" contract or other contract or arrangement for the purchase of goods or services that obligates it to pay for such goods or service regardless of whether they are delivered or furnished to it other than contracts for pipeline capacity or for services in either case reasonably anticipated to be utilized in the ordinary course of business. No ERISA Affiliate will incur any obligation to contribute to any "multiemployer plan" as defined in Section 4001 of ERISA that is subject to Title IV of ERISA. No Debtor shall prepay the principal of, or purchase, redeem or otherwise acquire or retire for value, any of the EOTT MLP Senior Notes.

                  (l) Modification of Certain Agreements. Except as contemplated by the Reorganization Plan filed with the Bankruptcy Court, no Debtor will amend, modify, or permit any amendment or modification to (i) its partnership agreement, limited liability company agreement, certificate of formation, certificate of incorporation or other organizational document, as applicable,
(ii) the EOTT MLP Senior Notes Indenture, or (iii) any contract or lease, that releases, qualifies, limits, makes contingent or otherwise detrimentally affects the rights and benefits of the Term Lender Agent or any other Lender Party under or acquired pursuant to any Security Documents.

                  (m) Open Positions. The Debtors shall at all times limit their Open Positions in accordance with the Risk Management Policies as from time to time in effect.

                  (n) Intentionally Omitted.

                  (o) Books and Records. No Debtor shall permit any material change in the accounting treatment or reporting practices of each Debtor from those used in preparation of the financial statements referenced in Section 9(d), except as required or permitted under GAAP.

                  (p) Bankruptcy Cases. No Debtor will seek, consent or suffer to exist (i) any modification, stay, vacation or amendment to the Orders, unless
(1) the Term Lenders have failed to perform their obligations hereunder in any respect material to the business operations of the Debtors and the effect of such modification, stay, vacation or amendment is solely to remedy such failure or to obtain for the Debtors substitute performance or (2) the Term Lender Agent has consented to such modification, stay, vacation or amendment in writing, (ii) a priority claim for administrative expense or unsecured claim against any of the Debtors (now existing or hereafter arising of any kind or nature whatsoever, including without limitation any administrative expense of the kind specified in
Section 503(b), 506(c) or 507(b) of the Bankruptcy Code) equal or superior to the priority claims of the Term Lender Agent and the Term Lenders in respect of the Obligations, except for Agreed Administrative Expenses, or (iii) any Lien on any Collateral, having a priority equal or superior to the Liens in favor of the Term Lender Agent and the Term Lenders in respect of the Obligations or securing the Prepetition Bank Debt, except for Permitted Prior Liens.

                  (q) Cash Budget. No Debtor will permit the actual Cumulative Net Cash Flow for two consecutive Reference Periods to be less than 90% of the amount of projected Cumulative Net Cash Flow for such Reference Periods as specified in the Fixed Cash Budget.

                  As used herein:

                  (i) "CUMULATIVE NET CASH FLOW" has the meaning set forth in the Initial Cash Budget;

                  (ii) "FIXED CASH BUDGET" means the Initial Cash Budget and any other subsequent sixteen-week weekly cash revenue and expense budget prepared by the Debtors and approved by the Term Lender Agent as to form and substance and designated in writing by the Debtors and the Term Lender Agent as the "Fixed Cash Budget" for purposes of this Agreement. In the event that the Initial Cash Budget has not been replaced by a subsequent Fixed Cash Budget, as provided above, then for periods between the last period covered by the Initial Cash Budget and the Maturity Date, and for purposes of determining compliance with this Section 10(q), the projected Cumulative Net Cash flow shall be determined by extrapolating the Cumulative Cash Flow for the last month covered by the Initial Cash Budget on a basis satisfactory to the Term Lender Agent; and

                  (iii) "REFERENCE PERIOD" means any period described in the Fixed Cash Budget which starts with the first week covered by such Budget and ends with the most recently ended week. Accordingly, the first Reference Period will be the first week covered by the Fixed Cash Budget, the second Reference Period will be the first two weeks (considered as a single period) covered by the Fixed Cash Budget, the third Reference Period will be the first three weeks (considered as a single period) covered by the Fixed Cash Budget, and so on.

                  (r) Minimum Crude Oil Lease Volumes. The Borrowers shall not permit aggregate crude oil purchases at the lease during any month to be less than 98% of the Minimum Lease Volumes. As used herein, "Minimum Lease Volume" means 230,000 barrels per day. In the event that the Borrowers wish to enter into a marketing arrangement with a third party that will cause a decrease in aggregate crude oil purchases from leaseholders, the Term Lenders may amend this clause (r) to reduce the Minimum Lease Volume in accordance with Section 17(n).

                  (s) Prepetition Indebtedness. The Debtors shall not pay or discharge, or cause to be paid or discharged, any Indebtedness of any Debtor incurred before the Filing Date other than payments:

                  (i) on Prepetition Bank Debt;

                  (ii) approved by the Bankruptcy Court on or before the date of the Second Interim Order, including without limitation, the Critical Vendor Order;

                  (iii) required by Section 1114 of the Bankruptcy Code;

                  (iv) as required in the Reorganization Plan, on or about the effective date of the Reorganization Plan; or

                  (v) of severance and other payments approved by the Bankruptcy Court and to which the Term Lender Agent consents in writing.

         None of the Borrowers shall (x) file any motion with the Bankruptcy Court in accordance with Section 546(g) of the Bankruptcy Code seeking to return any goods shipped to any of the Borrowers prior to the Filing Date, or (y) consent to any creditor taking a set-off against any Prepetition Bank Debt based upon any such return pursuant to Section 553(b)(1) of the Bankruptcy Code or otherwise, in each case without the Term Lender Agent's consent in writing.

11. EVENTS OF DEFAULT. Each of the following events constitutes an Event of Default under this Agreement:

                  (a) Borrower fails to pay any Obligations with respect to any Term Loan when due and payable;

                  (b) Any Debtor fails to pay any Obligation (other than the Obligations in subsection (a) above) when due and payable, whether at a date for the payment of a fixed installment or as a contingent or other payment becomes due and payable or as a result of acceleration or otherwise, within three Business Days after the same becomes due;

                  (c) Any event defined as a "default" or "event of default" in any Credit Document (other than this Agreement and such "events of default" that are defined to have occurred upon the occurrence of Events of Default hereunder) occurs, and the same is not remedied within the applicable period of grace (if any) provided in such Credit Document;

                  (d) Any Debtor fails to duly observe, perform or comply with any covenant, agreement or provision of Section 2(d), Section 2(e), Section 9(f), Section 9(k), or
                           Section 10;

                  (e) Any Debtor fails (other than as referred to in subsection (a), (b), (c) or (d) above) to duly observe, perform or comply with any covenant, agreement, condition or provision of any Credit Document to which it is a party, and such failure remains unremedied for a period of 10 days after notice of such failure is given by the Term Lender Agent to the Borrower Representative;

                  (f) Any representation or warranty previously, presently or hereafter made or deemed made in writing by or on behalf of any Debtor in connection with any Credit Document shall prove to have been false or incorrect in any material respect on any date on or as of which made or deemed made, or any Credit Document at any time ceases to be valid, binding and enforceable as warranted in Section 8(b) for any reason other than its release or subordination by all Term Lenders;

                  (g) Any Debtor shall default in the payment when due of any principal of or interest on any postpetition Indebtedness, or any prepetition Indebtedness if, by order of the Bankruptcy Court issued with respect to such prepetition Indebtedness, the default thereunder entitles the holder thereof to relief from the automatic stay pursuant to Section 362 of the Bankruptcy Code, in excess of $500,000 in the aggregate of such postpetition or prepetition Indebtedness, or any event specified in any note, agreement, indenture, mortgage, deed of trust, security agreement or other document evidencing or relating to any such post-petition Indebtedness shall occur if the effect of such event is to cause, or (with the giving of any notice or the lapse of time or both) to permit the holder or holders of such post-petition Indebtedness (or a trustee or agent on behalf of such holder or holders) to cause, such post-petition Indebtedness to become due, or to be prepaid in full (whether by redemption, purchase, offer to purchase or otherwise), prior to its stated maturity;

                  (h) Any Debtor has entered against it judgment or execution action which remains undismissed for a period of thirty (30) days, or relief from the automatic stay under Section 362(a) of the Bankruptcy Code shall be granted to any creditor or creditors of any of the Debtors with respect to assets having an aggregate value in excess of $500,000 or where the deprivation of any of the Debtors of such assets would reasonably be expected to have a material adverse effect on the Debtors, considered as a whole;

                  (i)      Any Change in Control occurs;

                  (j) Any Borrower (i) maintains in effect Risk Management Policies that are not Currently Approved by the Term Lender Agent or (ii) fails to adhere to or conduct its risk management activities, or cause the other Debtors to adhere to or conduct their respective risk management activities, in accordance with the Risk Management Policies as in effect from time to time;

                  (k)      Any Material Adverse Change occurs;

                  (l) Any of the Borrowers shall be enjoined from conducting any part of its business as a debtor in possession;

                  (m) The Bankruptcy Court shall enter an order (i) amending, supplementing, altering, staying, vacating rescinding or otherwise modifying any Order or any other order with respect to any of the Cases affecting in any material respect this Agreement or the Prepetition Credit Agreement, (ii) appointing a chapter 11 trustee or an examiner with enlarged powers relating to the operation of the business (powers beyond those set forth in Section 1106(a)(3) and (4) of the Bankruptcy Code) under Section 1106(b) of the Bankruptcy Code in any of the

                           Cases, (iii) dismissing any of the Cases or converting any of the Cases to a chapter 7 case or
                           (iv) granting relief from the automatic stay to any creditor holding or asserting a Lien or reclamation claim on a material portion (i.e. more than $500,000 in the aggregate) of the assets of any of the Borrowers or where the deprivation of any of the Borrowers of such assets would reasonably be expected to have a material adverse effect on the Borrowers, considered as a whole, or (v) the granting of any security interest in or any Lien on any property of the Debtors in favor of any party (other than Liens granted pursuant to the Second Interim Order or otherwise permitted therein);

                  (n) The Bankruptcy Court shall fail to sign the Final Order by October 25, 2002;

                  (o) An application shall be filed by any of the Borrowers for the approval of any other Superpriority Claim (exclusive of the Superpriority Claim in favor of the Prepetition Lenders, the LC Participants, the LC Issuer, the Term Lenders, the Administrative Agents and the Collateral Agent) in any of the Cases which is pari passu with or senior to the claims of the Term Lender Agent and the Term Lenders against any of the Borrowers unless after giving effect to the transactions contemplated by such application all Obligations and the Prepetition Bank Debt (whether contingent or otherwise) shall be paid in full in cash, or there shall arise any such Superpriority Claim;

                  (p) Any of the Borrowers shall be unable to pay its postpetition debts as they mature or shall fail to comply with any order of the Bankruptcy Court in any material respect;

                  (q) Any party to the Restructuring Agreement (other than any of the Prepetition Lenders) shall breach any of its obligations under the Restructuring Agreement;

                  (r) The occurrence of an event of default under any of the Orders or, when it was in effect, the First Interim Order or the Second Interim Order; or

                  (s) Any of the Borrowers shall file a motion in any of the Cases (i) except as provided in the Orders, to use cash collateral of the Term Lenders under Section 363(c) of the Bankruptcy Code without the Term Lenders' consent, (ii) to recover from any portions of the Collateral any costs or expenses of preserving or disposing of such Collateral pursuant to Section 506(c) of the Bankruptcy Code, or (iii) to take any other action or actions adverse to the Term Lenders or their rights and remedies hereunder or any of the other Credit Documents or any of the documents evidencing or creating any of the Term Lenders' interest in any of the Collateral; or

                  (t) Any failure to complete the following actions within the time periods set forth below:

                  (i) By the week of December 3, 2002, hearing held on the adequacy of the disclosure statement;

                  (ii) By January 3, 2003, mail solicitation materials to creditors, Bondholders and Enron Parties;

                  (iii) By February 4, 2003, obtain all ballot and confirmation and objections to Reorganization Plan;

                  (iv) By February 11, 2003, hearing held on confirmation of Reorganization Plan; and

                  (v) By March 1, 2003, Reorganization Plan to become effective; or

                  (u) Any event defined as a "default" or "event of default" in either SCTSC Purchase Agreement occurs and the same is not remedied within the applicable period of grace (if any) provided in such SCTSC Purchase Agreement.

12. RIGHTS AND REMEDIES. Upon the occurrence and during the continuance of any Event of Default, the Term Lender Agent, upon the direction of the Majority Term Lenders, shall by notice to the Borrower Representative declare all or any portion of the Obligations to be due and payable and/or the commitment to extend credit to the Borrowers (if not theretofore terminated) to be terminated, whereupon the full unpaid amount of such Obligations which shall be so declared due and payable shall be and become immediately due and payable, without further notice, demand or presentment, and/or, as the case may be, the commitment to extend credit to the Borrowers shall terminate. In addition pursuant to Section 2.3(a) of the Intercreditor Agreement, if the obligations under the DIP Letter of Credit Agreement are accelerated as a result of a continuing "Event of Default" thereunder, the Term Lender Agent, upon the direction of the Majority Term Lenders, shall by notice to the Borrower Representative declare all or any portion of the Obligations to be due and payable at the same time as the obligations under the DIP Letter of Credit Agreement, whereupon the full unpaid amount of such Obligations which shall be so declared due and payable shall be and become immediately due and payable, without further notice, demand or presentment. In accordance with the Intercreditor Agreement, the Term Lender Agent shall not exercise certain of its remedies without the consent of the Required Secured Parties (as defined in the Intercreditor Agreement). In addition, the Term Lender Agent will not, without the consent of Majority Term Lenders, direct the Collateral Agent to take any "Enforcement Action" (as defined in the Intercreditor Agreement), give any consent under Section 2.3(e) or 7.3 of the Intercreditor Agreement, or make any election or designation under
Section 3.2(d) of the Intercreditor Agreement.

13. GUARANTY.

                  (a) Each Guarantor hereby jointly and severally, irrevocably, absolutely and unconditionally guarantees to the Term Lenders the prompt, complete and full payment and performance when due, no matter how the same shall become due, of all Obligations, including but not limited to:

                  (i) All obligations of Borrowers to pay the principal of and accrued interest on the Term Notes;

                  (ii) All other sums payable under this Agreement and the other Credit Documents, whether for principal, interest, fees or otherwise; and

                  (iii) Any and all other Indebtedness, obligations or Liabilities that may at any time be owed by Borrowers to the Term Lenders, whether incurred heretofore or hereafter or concurrently herewith, under or pursuant to any of the Credit Documents, and including interest, attorneys' fees and collection costs as may be provided by law or in any instrument evidencing any such Indebtedness or Liability.

         Without limiting the generality of the foregoing, the Guarantors' liability hereunder shall extend to and include all postpetition interest, expenses and other Liabilities of Borrowers described above in this subsection (a), or below in the following subsection (b), which would be owed by Borrowers but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving a Borrower.

                  (b) If Borrowers shall for any reason fail to pay any Obligation described in Section 13(a), as and when such Obligation shall become due and payable, whether at its stated maturity, as a result of the exercise of any power to accelerate, or otherwise, the Guarantors will, forthwith upon demand by the Term Lender Agent, pay such Obligation in full to the Collateral Agent for the account of the Term Lenders.

                  (c) If any Guarantor fails to pay any obligation as described in the immediately preceding subsections
                           (a) or (b), each Guarantor will incur the additional joint and several obligation to pay to the Collateral Agent for the account of the Term Lender Agent, and the Guarantors will forthwith upon demand by the Term Lender Agent pay to the Collateral Agent for the account of the Term Lender Agent, the amount of any and all expenses, including fees and disbursements of the Term Lender Agent's counsel and of any experts or agents retained by the Term Lender Agent that the Term Lender Agent may incur as a result of such failure.

                  (d) As between the Guarantors and Term Lenders, this guaranty shall be considered a primary and liquidated Liability of the Guarantors.

                  (e) Each Guarantor hereby waives all defenses based on suretyship and agrees that its obligations shall continue and the enforceability thereof against such Guarantor shall not be affected by:

                  (i) any waiver, delay or failure of any Term Lender to exercise or to exhaust any right or remedy or to bring any right or remedy or action against the Borrowers, the Collateral or any other security available to the Term Lenders in connection with the Obligations;

                  (ii) any extension, renewal, settlement, compromise, modification, amendment, consent, waiver or release in any respect, arising under or in connection with any of the Obligations;

                  (iii) the existence of any claim, set-off, or other rights that any Borrower may have at any time against any Lender Party, whether in connection with the Obligations or any unrelated transactions;

                  (iv) any invalidity or unenforceability relating to or against any Borrower, for any reason, of any of the Obligations or any agreement relating thereto;

                  (v)      any Event of Default; or

                  (vi) any other act or failure to act or delay of any kind by any Borrower or Lender Party or any other circumstance whatsoever which might, but for the provisions hereof, constitute a defense available to, or a legal or equitable discharge of, the Borrowers.

                  (f) The obligations of each Guarantor hereunder shall continue to be effective or be reinstated, as the case may be, if at any time, payment, or any part thereof, of any obligation or interest thereon is rescinded or must otherwise be restored by any Lender Party in connection with the bankruptcy of the Borrowers.

                  (g) Each Guarantor hereby waives promptness, diligence, presentment, demand of payment, protest, order and receipt of any notice in connection with its obligations hereunder.

14. TERM LENDER AGENT.

                  (a) Appointment and Authority. Each Lender Party hereby irrevocably authorizes the Term Lender Agent, and the Term Lender Agent hereby undertakes, to receive payments of principal, interest and other amounts due hereunder as specified herein and to take all other actions and to exercise such powers under the Credit Documents as are specifically delegated to the Term Lender Agent by the terms hereof or thereof, together with all other powers reasonably incidental thereto. The relationship of the Term Lender Agent to the other Lender Parties is only that of one commercial lender acting as an agent for others, and nothing in the Credit Documents shall be construed to constitute the Term Lender Agent a trustee or other fiduciary for any Lender Party, nor to impose on the Term Lender Agent duties and obligations other than those expressly provided for in the Credit Documents. With respect to any matters not expressly provided for in the Credit Documents and any matters that the Credit Documents place within the discretion of the Term Lender Agent, the Term Lender Agent shall not be required to exercise any discretion or take any action, and it may request instructions from the Lender Parties with respect to any such matter, in which case it shall be required to act or to refrain from acting (and shall be fully protected and free from liability to all Lender Parties in so acting or refraining from acting) upon the instructions of the Majority Term Lenders (including itself); provided, however, that the Term Lender Agent shall not be required to take any action that exposes it to a risk of personal liability that it considers unreasonable or which is contrary to the Credit Documents or to applicable Law. Upon receipt by the Term Lender Agent from the Borrower Representative of any communication calling for action on the part of the Term Lenders or upon notice from the Borrower Representative or any Term Lender to the Term Lender Agent of any Default or Event of Default, the Term Lender Agent shall promptly notify each other Term Lender thereof.

                  (b) Exculpation, the Term Lender Agent's Reliance, etc. Neither the Term Lender Agent nor any of its directors, officers, agents, attorneys or employees shall be liable for any action taken or omitted to be taken by any of them under or in connection with the Credit Documents, including their negligence of any kind, except that each shall be liable for its own gross negligence or willful misconduct. Without limiting the generality of the foregoing, the Term Lender Agent (i) may consult with legal counsel (including counsel for the Borrowers), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts; (ii) makes no warranty or representation to any other Lender Party and shall not be responsible to any other Lender Party for any statements, warranties or representations made in or in connection with the Credit Documents; (iii) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of the Credit Documents on the part of any Debtor or to inspect the property (including the books and records) of any Debtor; (iv) shall not be responsible to any other Lender Party for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of any Credit Document or any instrument or document furnished in connection therewith; (v) may rely upon the representations and warranties of each Debtor or any Lender Party in exercising its powers hereunder; and (vi) shall incur no Liability under or in respect of the Credit Documents by acting upon any notice, consent, certificate or other instrument or writing (including any facsimile, telegram, cable or telex) believed by it to be genuine and signed or sent by the proper Person or Persons.

                  (c) Credit Decisions. Each Lender Party acknowledges that it has, independently and without reliance upon any other Lender Party, made its own analysis of the Borrowers and the transactions contemplated hereby and its own independent decision to enter into this Agreement and the other Credit Documents. Each Lender Party also acknowledges that it will, independently and without reliance upon any other Lender Party and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Documents.

                  (d) Indemnification. Each Term Lender agrees to indemnify the Term Lender Agent (to the extent not reimbursed by the Borrowers within ten (10) days after demand) from and against such Term Lender's Percentage Share of any and all Liabilities and Costs which to any extent (in whole or in part) may be imposed on, incurred by or asserted against the Term Lender Agent growing out of, resulting from or in any other way associated with any of the Collateral, the Credit Documents and the transactions and events (including the enforcement thereof) at any time associated therewith or contemplated therein (whether arising in contract or in tort or otherwise and including any violation or noncompliance with any Environmental Laws by any Person or any Liabilities or duties of any Person with respect to Hazardous Materials found in or released into the environment). The foregoing indemnification shall apply whether or not such Liabilities and Costs are in any way or to any extent owed, in whole or in part, under any claim or theory of strict Liability or caused, in whole or in part, by any negligent act or omission of any kind by the Term Lender Agent; provided, however, only that no Term Lender shall be obligated under this Section to indemnify the Term Lender Agent for that portion, if any, of any Liabilities and Costs proximately caused by the Term Lender Agent's own individual gross negligence or willful misconduct, as determined in a final judgment. Cumulative of the foregoing, each Term Lender agrees to reimburse the Term Lender Agent promptly upon demand for such Term Lender's Percentage Share of any costs and expenses to be paid to the Term Lender Agent by Borrower under Section 1 to the extent that the Term Lender Agent is not timely reimbursed for such expenses by Borrower as provided in such section. As used in this Section the term "THE TERM LENDER AGENT" shall refer not only to the Person designated as such in Section 1 but also to each director, officer, agent, attorney, employee, representative and Affiliate of such Person.

                  (e) Rights as Term Lender. In its capacity as a Term Lender, the Term Lender Agent shall have the same rights and obligations as any Term Lender and may exercise such rights as though it were not the Term Lender Agent. The Term Lender Agent may accept deposits from, lend money to, act as trustee under indentures of and generally engage in any kind of business with any Debtor or their Affiliates, all as if it were not the Term Lender Agent hereunder and without any duty to account therefor to any other Term Lender.

                  (f) Sharing of Set-Offs and Other Payments. Each Lender Party agrees that if it shall, whether through the exercise of rights under any Security Document or rights of banker's Lien, set off or counterclaim against any of the Borrowers or otherwise, obtain payment of a portion of the aggregate Obligations owed to it which, taking into account all distributions made by the Term Lender Agent under Section 3(b), causes such Lender Party to have received more than it would have received had such payment been distributed by the Term Lender Agent pursuant Section 3(b), then (i) it shall be deemed to have simultaneously purchased and shall be obligated to purchase interests in the Obligations as necessary to cause all Lender Parties to share all payments and
(ii) such other adjustments shall be made from time to time as shall be equitable to ensure that the Term Lender Agent and all Lender Parties share all payments of Obligations as provided in Section 3(b); provided, however, that nothing herein contained shall in any way affect the right of any Lender Party to obtain payment (whether by exercise of rights of banker's Lien, set-off or counterclaim or otherwise) of Indebtedness other than the Obligations. The Borrowers expressly consent to the foregoing arrangements and agree that any holder of any such interest or other participation in the Obligations, whether or not acquired pursuant to the foregoing arrangements, may to the fullest extent permitted by Law and, subject to the provisions of Section 9(t), exercise any and all rights of banker's Lien, set-off or counterclaim as fully as if such holder were a holder of the Obligations in the amount of such interest or other participation. If all or any part of any funds transferred pursuant to this Section is thereafter recovered from the seller under this Section which received the same, the purchase provided for in this Section shall be deemed to have been rescinded to the extent of such recovery, together with interest, if any, if interest is required pursuant to the order of a Tribunal to be paid on account of the possession of such funds prior to such recovery.

                  (g) Investments. Whenever the Term Lender Agent in good faith determines that it is uncertain about how to distribute to the Lender Parties, any funds that it has received, or whenever the Term Lender Agent in good faith determines that there is any dispute among the Lender Parties about how such funds should be distributed, the Term Lender Agent may choose to defer distribution of the funds that are the subject of such uncertainty or dispute. If the Term Lender Agent in good faith believes that the uncertainty or dispute will not be promptly resolved, or if the Term Lender Agent is otherwise required to invest funds pending distribution to the Lender Parties, the Term Lender Agent shall invest such funds pending distribution, and all interest on any such Investment shall be distributed upon the distribution of such Investment in the same proportion and to the same Persons as such Investment. All moneys received by the Term Lender Agent for distribution to the Lender Parties (other than to the Person who is the Term Lender Agent in its separate capacity as Lender Party) shall be held by the Term Lender Agent pending such distribution solely as the Term Lender Agent for such Lender Parties, and the Term Lender Agent shall have no equitable title to any portion thereof.

                  (h) Benefit of this Section. The provisions of this Section are intended solely for the benefit of the Lender Parties and no Debtor shall be entitled to rely on any such provision or assert any such provision in a claim or defense against any Term Lender (other than in relation to the reference to Section 9(t) contained in Section 14(f). The Lender Parties may waive or amend such provisions as they desire without any notice to or consent of Borrower or any other Debtor.

                  (i) Resignation. The Term Lender Agent may resign at any time by giving written notice thereof to the Term Lenders and the Borrower Representative. Each such notice shall set forth the date of such resignation. Upon any such resignation, the Majority Term Lenders shall have the right to appoint a successor Term Lender Agent. A successor must be appointed for any retiring Term Lender Agent, and such Term Lender Agent's resignation shall become effective when such successor accepts such appointment. If, within 30 days after the date of the retiring Term Lender Agent's resignation, no successor Term Lender Agent has been appointed and has accepted such appointment, then the retiring Term Lender Agent may appoint a successor Term Lender Agent, which shall be a commercial bank organized or licensed to conduct a banking or trust business under the Laws of the United States of America or of any state thereof. Upon the acceptance of any appointment as the Term Lender Agent hereunder by a successor Term Lender Agent, the retiring Term Lender Agent shall be discharged from its duties and obligations under this Agreement and the other Credit Documents. After any retiring Term Lender Agent's resignation hereunder, the provisions of this Section shall continue to inure to its benefit as to any actions taken or omitted to be taken by it while it was the Term Lender Agent under the Credit Documents.

                  (j) Other Lender Parties. None of the Lender Parties in such capacities, other than the Term Lender Agent in such capacity, shall have any duties or responsibilities or incur any liabilities in their respective agency capacities (as opposed to their respective capacities as

Term Lenders) under or in connection with this Agreement or under any of the other Credit Documents. The relationship between the Borrowers, on the one hand, and the Term Lender Agent and such other Lender Parties, on the other hand, shall be solely that of borrower and lender. The Term Lender Agent and the Lender Parties shall not have any fiduciary responsibilities to the Borrowers or any of their Affiliates. The Term Lender Agent and the Lender Parties do not undertake any responsibility to the Borrowers or any of their Affiliates to review or inform any of the Borrowers of any matter in connection with any phase of any the Borrowers' or their Affiliate's business or operations.

15. ASSIGNMENTS AND PARTICIPATIONS.

                  (a) None of the Debtors may, without the consent of the Term Lender Agent, assign or delegate any of its respective rights or obligations under this Agreement or any other Credit Document. Each Term Lender may, without the consent of any other Lender Party or any Debtor, assign any or all of its rights and obligations under this Agreement to any Person; provided that (i) such assignment shall include the assignment of the same percentage of the assignor's Tier-A Term Loans and Tier-B Term Loans and (ii) any assignment made by Lehman Commercial Paper, Inc., in its capacity as a Term Lender, during the two week period following the Closing Date shall solely be to Persons who are Bondholders and their Affiliates.

                  (b) Upon execution and delivery of any assignment permitted hereunder, from and after the closing date specified in the assignment, (i) the assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such assignment, have the rights and obligations as a Term Lender hereunder and
                           (ii) the assignor Term Lender shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such assignment, relinquish its rights and be released from its obligations under this Agreement (and, in the case of an assignment covering all of such Term Lender's rights and obligations under this Agreement, such Term Lender shall cease to be a party hereto).

                  (c) By executing and delivering an assignment, the assignor Term Lender and the assignee thereunder confirm to and agree with each other and the other parties hereto as follows: (i) other than as provided in such assignment, such Term Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or any other Credit Document or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other Credit Document or any other instrument or document furnished pursuant hereto; (ii) such Term Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of any Debtor or the performance or observance by any Debtor of any of its obligations under this Agreement or any other Credit Document or any other instrument or document furnished pursuant hereto; (iii) such assignee confirms that it has received a copy of this Agreement, and such other Credit Documents and other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such assignment;
                           (iv) such assignee will, independently and without reliance upon such Term Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; and (v) such assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of this Agreement are required to be performed by it as a Term Lender.
                           (d) Upon its receipt of an assignment executed by a Term Lender and an assignee, the Term Lender Agent shall give prompt notice thereof to the Borrower Representative. The assignor or assignee shall pay to the Term Lender Agent a processing and recordation fee of $3,500 for each assignment. Within two Business Days after its receipt of such notice, Borrowers shall execute and deliver to the assignor Term Lender and the assignee in exchange for the surrendered Term Note, new Term Notes to the order of the assignor Term Lender and such assignee, respectively. Such new Term Notes shall be in an aggregate principal amount equal to the aggregate principal amount of such surrendered Term Note. The new Term Notes shall be dated the closing date of such assignment and shall otherwise be in substantially the form of Exhibit A-1 or Exhibit A-2, as applicable.

                  (e) The Term Lender Agent shall maintain a copy of each assignment delivered to it and a register for the recordation of the names and addresses of each assignee and, with respect to the Term Lenders, the principal amount owing to each Term Lender from time to time (the "REGISTER"). The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and the Borrower Representative and each Term Lender may treat each person, corporation, partnership, limited liability company or other entity whose name is recorded in the Register as a Term Lender hereunder for the purposes of this Agreement. The Register shall be available for inspection by the Borrower Representative or any Term Lender at any reasonable time and from time to time upon reasonable prior notice.

                  (f) Any Term Lender may sell participations to one or more Assignees in or to all or a portion of its rights and obligations under this Agreement; provided, however, that (i) such Term Lender's obligations under this Agreement shall remain unchanged, (ii) such Term Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (iii) the Borrower Representative shall continue to deal solely and directly with such Term Lender in connection with such Term

                           Lender's rights and obligations under this Agreement and (iv) in any proceeding under any bankruptcy, insolvency or similar proceeding in respect of any Borrower or any other Debtor, such Term Lender shall remain and be, to the fullest extent permitted by law, the sole representative with respect to the rights and obligations held in the name of such Term Lender (whether such rights or obligations are for such Term Lender's own account or for the account of any participant).

                  (g) Each Term Lender may, in connection with any assignment or participation or proposed assignment or participation pursuant to this Section, disclose to the assignee or participant or proposed assignee or participant any information relating to the Debtors or their Affiliates furnished to such Term Lender by or on behalf of the Debtors, provided, that such assignees or participants have agreed to be bound by the confidentiality provisions in Section 17(p).

16. INDEMNIFICATION.

                  (a) Subject to Section 16(b) and the prosecution of Avoidance Actions, the Debtors, on a joint and several basis, shall indemnify each Lender Party on demand against any and all Liabilities, costs and claims which to any extent (in whole or in part) may be imposed on, incurred by or asserted against any Lender Party growing out of, resulting from or in any other way associated with:

                  (i)      the Extensions of Credit;

                  (ii) any cash management arrangements with respect to agency accounts and lockbox accounts maintained by any of the Borrowers with any Person; and

                  (iii) any of the Collateral, the Credit Documents, the Restructuring Agreement, the Reorganization Plan, and the transactions and events (including the enforcement or defense thereof) at any time associated therewith or contemplated therein, whether arising in contract or in tort or otherwise and including any violation or noncompliance with any Environmental Laws by any Lender Party or any other Person or any Liabilities or duties of any Lender Party or any other Person with respect to Hazardous Materials found in or Released into the environment.

                  (b) The foregoing indemnification shall apply whether or not such Liabilities, costs and claims are in any way or to any extent owed, in whole or in part, under any claim or theory of strict liability or caused, in whole or in part, by any negligent act or omission of any kind by any Lender Party; provided, however, only that Lender Party shall not be entitled under this Section to receive indemnification for that portion, if any, of any Liabilities, costs and claims proximately caused by its own individual gross negligence or willful misconduct, as determined in a final judgment. If any Person (including any Debtor or any of its Affiliates) ever alleges such gross negligence or willful misconduct by Lender Party, the indemnification provided for in this Section shall nonetheless be paid upon demand, subject to later adjustment or reimbursement, until such time as a court of competent jurisdiction enters a final judgment as to the extent and effect of the alleged gross negligence or willful misconduct. As used in this Section the term "Lender Party" shall refer not only to Lender Party but also to each director, officer, agent, attorney, employee, representative and affiliate of such Lender Party.

                  (c) The Debtors further agree to indemnify on a joint and several basis the Term Lender Agent's Special Counsel from, and to hold the Term Lender Agent's Special Counsel harmless against, any and all claims, liabilities, costs and expenses relating to the Term Lender Agent's Special Counsel's representation of the Term Lender Agent on matters relating to this Agreement and the Credit Documents and the Cases, except to the extent finally determined to have resulted from the willful misconduct, gross negligence or fraudulent behavior as determined in a final non-appealable judgment of the Term Lender Agent's Special Counsel relating to such services. The Term Lender Agent's Special Counsel may rely upon the provisions contained in this Section 16(c) although such Person is not a party to this Agreement.

17. MISCELLANEOUS.

                  (a) All Exhibits and Schedules attached to or referred to in this Agreement are a part hereof for all purposes. Reference is hereby made to the Security Schedule for the meaning of certain terms defined therein and used but not defined herein, which definitions are incorporated herein by reference.

                  (b) Unless the context otherwise requires or unless otherwise provided herein the terms defined in this Agreement that refer to a particular agreement, instrument or document also refer to and include all renewals, extensions, modifications, amendments and restatements of such agreement, instrument or document; provided, however, that nothing contained in this Section shall be construed to authorize any such renewal, extension, modification, amendment or restatement.

                  (c) All references in this Agreement to Exhibits, Schedules, Articles, Sections, subsections and other subdivisions refer to the Exhibits, Schedules, Articles, Sections, subsections and other subdivisions of this Agreement unless expressly provided otherwise. Titles appearing at the beginning of any subdivisions are for convenience only and do not constitute any part of such subdivisions and shall be disregarded in construing the language contained in such subdivisions. The words "this Agreement," "this instrument," "herein," "hereof," "hereby," "hereunder" and words of similar import refer to this Agreement as a whole and not to any particular subdivision unless expressly so limited. The phrases "this Section" and "this subsection" and similar phrases refer only to the Sections or subsections hereof in which such phrases occur. The word "or" is not exclusive, and the word "including" (in its various forms) means "including, without limitation." Pronouns in masculine, feminine and neuter genders shall be construed to include any other gender, and words in the singular form shall be construed to include the plural and vice versa, unless the context otherwise requires.

                  (d) All calculations under the Credit Documents of interest and fees shall be made on the basis of actual days elapsed (including the first day but excluding the last) and a year of 360 days. Each determination by Lender Party of amounts to be paid under Section 3 or any other matters that are to be determined hereunder by Lender Party shall, in the absence of manifest error, be conclusive and binding. Unless otherwise expressly provided herein or unless the Majority Term Lenders otherwise consent, all financial statements and reports furnished to any Lender Party hereunder shall be prepared and all financial computations and determinations pursuant hereto shall be made in accordance with GAAP as in effect at the Closing Date.

                  (e) Notwithstanding that the Collateral Agent, whether on its own behalf and/or on behalf of others, may continue to hold the Collateral, and regardless of the value thereof, each Debtor shall be and remain liable for the payment in full, including principal and interest, of any balance of the Obligations and expenses hereunder at any time unpaid.

                  (f) Each Debtor hereby expressly waives demand, presentment, protest, notice of protest and notice of dishonor with respect to any and all instruments and commercial paper included in or evidencing any of the Obligations or the Collateral, and any and all other demands and notices of any kind or nature whatsoever with respect to the Obligations, the Collateral, this Agreement and the other Credit Documents, except such as are expressly provided for herein or therein.

                  (g) Under no circumstances shall any Lender Party be deemed to have assumed any responsibility for or obligation or duty of any nature or kind with respect to any Collateral, or any matter or proceedings arising out of or relating thereto, but the same shall be at the sole risk of Debtors at all times. The Debtors hereby release each Lender Party from any claims, causes of action and demands at any time arising out of, relating to or with respect to this Agreement, the other Credit Documents, the Obligations, the Collateral and/or any actions taken or omitted to be taken by any Lender Party with respect thereto, and the Debtors hereby agree jointly and severally to indemnify and hold each Term Lender harmless from and with respect to any and all such claims, Liabilities, causes of action and demands by any Person.

                  (h) Subject to Section 14(f), upon the occurrence and during the continuance of any Event of Default hereunder, each Term Lender is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other Indebtedness at any time owing by such Term Lender to or for the credit or the account of any Debtor against any and all of the Obligations which are then liquidated and matured. Such Term Lender agrees promptly to notify the Term Lender Agent and the Borrower Representative after any such set-off and application is made by such Term Lender; provided, however, that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Term Lenders under this Section are in addition to other rights and remedies (including, without limitation, other rights of set-off) which the Term Lenders may have.

                  (i) No Term Lender shall be liable to any Debtor for (i) any act or omission of any Person unless due to the gross negligence or willful misconduct of such Term Lender, such Term Lender's own branches or such Term Lender's agents, (ii) loss or destruction of any draft, demand, or document in transit or in the possession of others unless due to the gross negligence or willful misconduct of such Term Lender, such Term Lender's own branches or such Term Lender's agents, (iii) lack of knowledge of any particular trade usage (other than standard banking usage as used in the normal course of business) unless such lack of knowledge is due to the gross negligence or willful misconduct of such Term Lender, such Term Lender's own branches or such Term Lender's agents, or (iv) the genuineness, falsification, or effect of any document which appears on due examination to be regular on its face.

                  (j) This Agreement, the Credit Documents and all the transactions contemplated thereby shall be governed by and construed in accordance with the laws of the State of New York, without regard to choice of law principles.

                  (k) Each Debtor hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Bankruptcy Court and/or the courts of New York State or federal court of the United States of America sitting in New York City, whether trial or appellate, in any action or proceeding arising out of, or relating to, this Agreement, or for recognition or enforcement of any judgment in respect thereof, and each Debtor hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in the Bankruptcy Court and/or any such New York State court or, to the extent permitted by law, in such federal court and consents that any such action or proceeding may be brought in such courts and waives to the fullest extent permitted by law any objection or claim that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same. Each Debtor hereby agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that any party may otherwise have to bring any action or proceeding relating to this Agreement in the courts of any jurisdiction. EACH DEBTOR HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF, OR RELATING TO, THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT OR THE ACTIONS OF ANY LENDER PARTY IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT THEREOF..

                  (l) The Term Lender Agent may rely on the written notices, requests, waivers and consents of the Borrower Representative, its officers and designated agents, including, without limitation, the Borrowing Notice, as the binding actions of Borrowers hereunder. Any such notices, requests, waivers or consents received by the Term Lender Agent from the Borrower Representative on behalf of Borrower hereunder shall be deemed to have been sent by Borrower, and all notices and other information furnished by the Term Lender Agent to the Borrower Representative hereunder will be received by the Borrower Representative on behalf of Borrower. In addition, the Term Lender Agent may receive from the Borrower Representative, on behalf of Borrowers, all amounts required to be paid by Borrowers and may pay to the Borrower Representative for Borrowers' account, all amounts required to be paid by or on behalf of any Term Lender to Borrowers; provided, however, that the Term Lender Agent shall not have any responsibility to inquire as to the application of such amounts by the Borrower Representative and is hereby released from any liability to Borrower or any other Debtor arising from such application by the Borrower Representative.

                  (m) Each Lender Party agrees (on behalf of itself and each of its Affiliates, and each of its and their directors, officers, agents, attorneys, employees and representatives) that it (and each of them) will take all reasonable steps to keep confidential any non-public information supplied to it by or at the direction of any Debtor; provided, however, that this restriction shall not apply to information which (i) has at the time in question entered the public domain, (ii) is required to be disclosed by Law (whether valid or invalid) of any Tribunal, (iii) is disclosed to any of its Affiliates, auditors, attorneys or agents, (iv) is furnished to any other Lender Party or to any assignee or prospective assignee of, or purchaser or prospective purchaser of participations or other interests in, any interest under the Credit Documents (provided each such assignee or prospective assignee or purchaser or prospective purchaser first agrees to hold such information in confidence on the terms provided in this Section), or (v) is disclosed in the course of enforcing its rights and remedies following the occurrence of an Event of Default.

                  (n) Each of the Debtors acknowledges and agrees that, upon the expiration of 30 days after the Filing Date,
                           (i) it has no claim or cause of action (including without limitation, Avoidance Actions) against the Prepetition Agent or the Prepetition Lenders (or any of the Prepetition Agent's or the Prepetition Lenders' directors, officers, employees or agents),
                           (ii) it has no offset right, counterclaim or defense of any kind against any of its obligations, indebtedness or liabilities to the Prepetition Agent or the Prepetition Lenders, (iii) the Prepetition Agent and the Prepetition Lenders have valid first priority perfected liens on the "Collateral" under and as defined in the Prepetition Credit Agreement and that there have been no past conditions, acts, omissions, events, circumstances or matters which have impaired or adversely affected any of the Prepetition Agent's or Prepetition Lenders' rights interest and title with respect to such "Collateral" under and as defined in the Prepetition Credit Agreement, and (iv) the Prepetition Agent and the Prepetition Lenders have properly performed and satisfied in a timely manner all of their obligations to the Debtors.

                  (o)      Waivers and Amendments; Acknowledgments.

                  (i) No failure or delay (whether by course of conduct or otherwise) by any Lender Party in exercising any right, power or remedy which such Lender Party may have under any of the Credit Documents shall operate as a waiver thereof or of any other right, power or remedy, nor shall any single or partial exercise by any Lender Party of any such right, power or remedy preclude any other or further exercise thereof or of any other right, power or remedy. No waiver of any provision of any Credit Document and no consent to any departure therefrom shall ever be effective unless it is in writing and signed as provided below in this Section, and then such waiver or consent shall be effective only in the specific instances and for the purposes for which given and to the extent specified in such writing. No notice to or demand on any Debtor shall in any case of itself entitle any Debtor to any other or further notice or demand in similar or other circumstances. This Agreement and the other Credit Documents set forth the entire understanding among the parties hereto with respect to the transactions contemplated herein and therein and supersede all prior discussions and understandings with respect to the subject matter hereof and thereof, and no waiver, consent, release, modification or amendment of or supplement to this Agreement or the other Credit Documents shall be valid or effective against any party hereto unless the same is in writing and signed by (A) if such party is a Debtor, by such party, (B) if such party is the Term Lender Agent, by such party and (C) if such party is a Term Lender, by such Term Lender or by the Term Lender Agent with the consent of the Majority Term Lenders. Notwithstanding the foregoing or anything to the contrary herein, the Term Lender Agent shall not, without the prior consent of each individual Lender Party, execute and deliver on behalf of such Lender Party any waiver or amendment that would: (A) increase or reduce the Percentage Share of any Term Lender or the maximum amount any such Term Lender is committed to fund in respect of the Term Loans or subject such Term Lender to any additional obligations, (B) reduce any principal, interest or fees payable to such Term Lender hereunder, (C) change any date fixed for any payment of any such principal, interest or fees, (D) amend the definition herein of "Majority Term Lenders" or otherwise change the aggregate amount of Percentage Shares required for the Term Lender Agent, the Term Lenders or any of them to take any particular action under the Credit Documents, (E) release Borrower from its requirement to pay the Obligations or any Guarantor from its guaranty of such payment, or (F) except as otherwise expressly provided for in Section 10(c), release any Collateral.

                  (ii) Each Borrower hereby represents, warrants, acknowledges and admits that (A) it has been advised by counsel in the negotiation, execution and delivery of the Credit Documents to which it is a party, (B) it has made an independent decision to enter into this Agreement and the other Credit Documents to which it is a party, without reliance on any representation, warranty, covenant or undertaking by the Term Lender Agent or any Lender Party (C) there are no representations, warranties, covenants, undertakings or agreements by any Lender Party as to the Credit Documents, (D) no Lender Party has any fiduciary obligation toward any Debtor with respect to any Credit Document or the transactions contemplated thereby, (E) the relationship pursuant to the Credit Documents between Borrower and the other Debtors, on one hand, and each Lender Party, on the other hand, is and shall be solely that of debtor and creditor, respectively, (F) no partnership or joint venture exists with respect to the Credit Documents between any Debtor and any Lender Party,
                           (G) the Term Lender Agent is not Borrowers' agent, but the Term Lender Agent for Term Lenders, (H) should an Event of Default or Default occur or exist, each Lender Party will determine in its sole discretion and for its own reasons what remedies and actions it will or will not exercise or take at that time, (I) without limiting any of the foregoing, Borrower is not relying upon any representation or covenant by any Lender Party, or any representative thereof, and no such representation or covenant has been made, that any Lender Party will, at the time of an Event of Default or Default, or at any other time, waive, negotiate, discuss or take or refrain from taking any action permitted under the Credit Documents with respect to any such Event of Default or Default or any other provision of the Credit Documents and (J) all Lender Parties have relied upon the truthfulness of the acknowledgments in this Section in deciding to execute and deliver this Agreement and to become obligated hereunder.

                  (p) The Lender Parties, the Debtors and any other parties to the Credit Documents intend to contract in strict compliance with applicable usury Law from time to time in effect. In furtherance thereof such Persons stipulate and agree that none of the terms and provisions contained in the Credit Documents shall ever be construed to create a contract to pay, for the use, forbearance or detention of money, interest in excess of the maximum amount of interest permitted to be contracted for, charged or received by applicable Law from time to time in effect. Neither any Debtor nor any present or future guarantors, endorsers or other Persons hereafter becoming liable for payment of any Obligation shall ever be liable for unearned interest thereon or shall ever be required to pay interest thereon in excess of the maximum amount that may be lawfully contracted for, charged or received under applicable Law from time to time in effect, and the provisions of this Section shall control over all other provisions of the Credit Documents that may be in conflict or apparent conflict herewith. The Lender Parties expressly disavow any intention to contract for, charge or receive excessive unearned interest or finance charges in the event the maturity of any Obligation is accelerated. If (i) the maturity of any Obligation is accelerated for any reason, (ii) any Obligation is prepaid and as a result any amounts held to constitute interest are determined to be in excess of the legal maximum or (iii) any Term Lender or any other holder of any or all of the Obligations shall otherwise collect moneys that are determined to constitute interest which would otherwise increase the interest on any or all of the Obligations to an amount in excess of that permitted to be contracted for, charged or received by applicable Law then in effect, then all sums determined to constitute interest in excess of such legal limit shall, without penalty, be promptly applied to reduce the then outstanding principal of the related Obligations or, at such Term Lender's or holder's option, promptly returned to Borrower or other payor thereof upon such determination. In determining whether or not the interest paid or payable, under any specific circumstance, exceeds the maximum amount permitted under applicable Law, the Lender Parties and the Debtors (and any other payors thereof) shall to the greatest extent permitted under applicable Law, (i) characterize any non- principal payment as an expense, fee or premium rather than as interest, (ii) exclude voluntary prepayments and the effects thereof and (iii) amortize, prorate, allocate and spread the total amount of interest throughout the entire contemplated term of the instruments evidencing the Obligations in accordance with the amounts outstanding from time to time thereunder and the maximum legal rate of interest from time to time in effect under applicable Law in order to lawfully charge the maximum amount of interest permitted under applicable Law. In the event applicable Law provides for an interest ceiling under Chapter 303 of the Texas Finance

                           Code (the "TEXAS FINANCE CODE") as amended, to the extent that the Texas Finance Code is mandatorily applicable to any Term Lender, for that day, the ceiling shall be the "weekly ceiling" as defined in the Texas Finance Code; provided, however, that if any applicable Law permits greater interest, the Law permitting the greatest interest shall apply.

                  (q) The Debtors and the Lender Parties mutually hereby knowingly, voluntarily and intentionally waive the right to a trial by jury in respect of any claim based hereon, arising out of, under or in connection with this Agreement or any other Credit Documents contemplated to be executed in connection herewith or any course of conduct, course of dealings, statements (whether oral or written) or actions of any party. This waiver constitutes a material inducement for the Lender Parties to enter into this Agreement and the other Credit Documents and to make Extensions of Credit. Each Debtor and each Lender Party hereby further (i) irrevocably waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any such litigation any Special Damages, as defined below, (ii) certifies that no party hereto nor any representative or agent or counsel for any party hereto has represented, expressly or otherwise, or implied that such party would not, in the event of litigation, seek to enforce the foregoing waivers and (iii) acknowledges that it has been induced to enter into this Agreement, the other Credit Documents and the transactions contemplated hereby and thereby by, among other things, the mutual waivers and certifications contained in this Section. "SPECIAL DAMAGES" includes all special, consequential, exemplary or punitive damages (regardless of how named), but does not include any payments of funds that any party hereto has expressly promised to pay or deliver to any other party hereto.

                  (r) All of the Debtors' various representations, warranties, covenants and agreements in the Credit Documents shall survive the execution and delivery of this Agreement and the other Credit Documents and the performance hereof and thereof, including the delivery of the Credit Documents and shall further survive until all of the Obligations are paid in full in cash to each Lender Party and all of the Lender Parties' obligations to Borrower are terminated. All statements and agreements contained in any certificate or other instrument delivered by any Debtor to any Lender Party under any Credit Document shall be deemed representations and warranties by Borrower or agreements and covenants of Borrower under this Agreement. The representations, warranties, indemnities and covenants made by the Debtors in the Credit Documents, and the rights, powers and privileges granted to the Lender Parties in the Credit Documents, are cumulative and, except for expressly specified waivers and consents, no Credit Document shall be construed in the context of another to diminish, nullify or otherwise reduce the benefit to any Lender Party of any such representation, warranty, indemnity, covenant, right, power or privilege. In particular and without limitation, no exception set out in this Agreement to any representation, warranty, indemnity or covenant herein contained shall apply to any similar representation, warranty, indemnity or covenant contained in any other Credit Document, and each such similar representation, warranty, indemnity or covenant shall be subject only to those exceptions that are expressly made applicable to it by the terms of the various Credit Documents.

                  (s) Each of the Term Loan Agent and the Term Lenders acknowledges and agrees that the rights and obligations of such parties under this Agreement are subject in all respects to the Intercreditor Agreement.

                           [Remainder of page intentionally left blank.]

         IN WITNESS WHEREOF, the parties hereto have executed this Debtor In Possession Term Loan Agreement as of the day and year first above written.



                                       EOTT ENERGY OPERATING LIMITED
                                       PARTNERSHIP,
                                       as a Borrower and as the Borrower
                                       Representative

                                       By: EOTT ENERGY GENERAL PARTNER,
                                           L.L.C., its General Partner

                                           By: /s/  Susan Ralph
                                               ---------------------------------
                                               Name:  Susan Ralph
                                               Title: Treasurer


                                       EOTT ENERGY CANADA LIMITED
                                       PARTNERSHIP,
                                       as a Borrower

                                       By: EOTT ENERGY GENERAL PARTNER,
                                           L.L.C., its General Partner

                                           By: /s/  Susan Ralph
                                               ---------------------------------
                                               Name:  Susan Ralph
                                               Title: Treasurer


                                       EOTT ENERGY LIQUIDS, L.P.,
                                       as a Borrower

                                       By: EOTT ENERGY GENERAL PARTNER, L.L.C.,
                                           its General Partner

                                           By: /s/  Susan Ralph
                                              ----------------------------------
                                              Name:  Susan Ralph
                                              Title: Treasurer

                                       EOTT ENERGY PIPELINE LIMITED PARTNERSHIP, as a Borrower

                                       By: EOTT ENERGY GENERAL PARTNER, L.L.C.,
                                           its General Partner

                                           By: /s/  Susan Ralph
                                              ----------------------------------
                                              Name:  Susan Ralph
                                              Title: Treasurer


                                       EOTT ENERGY PARTNERS, L.P.,
                                       as a Guarantor

                                       By: EOTT ENERGY CORP.,
                                           its General Partner

                                           By: /s/  Susan Ralph
                                              ----------------------------------
                                              Name:  Susan Ralph
                                              Title: Treasurer


                                       EOTT ENERGY GENERAL PARTNER, L.L.C.,
                                       as a Guarantor

                                           By: /s/  Susan Ralph
                                              ----------------------------------
                                              Name:  Susan Ralph
                                              Title: Treasurer


                                       Address for each Debtor:

                                       Attention:  Vice President & General
                                                   Counsel
                                       By courier: 2000 W. Sam Houston Parkway,
                                                   Suite 400
                                                   Houston, Texas 77042
                                       By mail:    P.O. Box 4666
                                                   Houston, Texas 77210-4666
                                       Phone:           713-993-5027
                                       Fax:             713-993-5813

                                       LEHMAN BROTHERS INC.
                                       Term Lender Agent

                                           By: /s/  J. Robert Chambers
                                              ----------------------------------
                                              Name:  J. Robert Chambers
                                              Title: Managing Director


                                       LEHMAN COMMERCIAL PAPER, INC.
                                       a Term Lender

                                           By: /s/  J. Robert Chambers
                                              ----------------------------------
                                              Name:  J. Robert Chambers
                                              Title: Authorized Signatory

                                       FARALLON CAPITAL PARTNERS, L.P., a
                                       California limited partnership, as
                                       a Term Lender

                                       By: Farallon Partners, L.L.C.,
                                           as General Partner


                                           By: /s/  Not Legible
                                              ----------------------------------
                                              Managing Member
                                              Farallon Partners, L.L.C.

                                       FARALLON CAPITAL INSTITUTIONAL
                                       PARTNERS, L.P., a California limited
                                       partnership, as a Term Lender

                                       By: Farallon Partners, L.L.C.,
                                           as General Partner



                                           By: /s/  Not Legible
                                              ----------------------------------
                                              Managing Member
                                              Farallon Partners, L.L.C.


                                       FARALLON CAPITAL INSTITUTIONAL
                                       PARTNERS II, L.P., a California limited
                                       partnership, as a Term Lender

                                       By: Farallon Partners, L.L.C.,
                                           as General Partner



                                           By: /s/  Not Legible
                                              ----------------------------------
                                               Managing Member,
                                               Farallon Partners, L.L.C.

                                       FARALLON CAPITAL INSTITUTIONAL
                                       PARTNERS III, L.P., a Delaware limited
                                       partnership, as a Term Lender

                                       By: Farallon Partners, L.L.C.,
                                           as General Partner



                                           By: /s/  Not Legible
                                              ----------------------------------
                                              Managing Member,
                                              Farallon Partners, L.L.C.


                                       TINICUM PARTNERS, L.P., a New York
                                       limited partnership, a Term Lender

                                       By: Farallon Partners, L.L.C.,
                                           as General Partner



                                           By: /s/  Not Legible
                                              ----------------------------------
                                              Managing Member,
                                              Farallon Partners, L.L.C.

                                       HIGH YIELD PORTFOLIO, a series of
                                       Income Trust



                                           By: /s/  Timothy J. Masek
                                              ----------------------------------
                                              Name:  Timothy J. Masek
                                              Title: Assistant Vice President
                                                     Income Trust


                                       AXP VARIABLE PORTFOLIO-EXTRA INCOME FUND, a series of AXP Variable Portfolio
                                       Income Series, Inc.



                                           By: /s/  Timothy J. Masek
                                               ---------------------------------
                                               Name:  Timothy J. Masek
                                               Title: Assistant Vice President
                                                      AXP Variable Portfolio
                                                      Income Series, Inc.

                                   SCHEDULE I

                               DISCLOSURE SCHEDULE

                                                                     SCHEDULE II

                              TERM LENDER SCHEDULE

                                                                Percentage Share
                                                                ----------------

Lehman Commercial Paper Inc.                                        56.2667%
745 Seventh Avenue
New York, New York  10019
Attention:  Francis Chang/Diane Albanese
Telecopy:  (212) 526-0242/(212) 526-6643

with a copy (excluding financial reports and information) to:

John W. Rain
Thompson & Knight LLP
1700 Pacific Avenue, Suite 3300
Dallas, Texas  75201
Telecopy:  (214) 969-1751



High Yield Portfolio                                                10.6667%
AXP Variable Portfolio - Extra Income Fund                           2.6667%

c/o Kris Robinson
Assistant Manager - Legal Affairs
General Counsel's Office
American Express Financial Advisors
50592 AXP Financial Center
Minneapolis, Minnesota  55474
Telecopy:  612) 671-3767



Farallon Capital Partners, L.P.                                     11.2000%
Farallon Capital Institutional Partners, L.P.                       14.9333%
Farallon Capital Institutional Partners II, L.P.                     2.1333%
Farallon Capital Institutional Partners III, L.P.                    1.6000%
Tinicum Partners, L.P.                                                .5333%

c/o Derek Schrier and Mark C. Wehrly
Farallon Capital Management, L.L.C.
One Maritime Plaza, Suite 1325
San Francisco, California  94111
Telecopy:  (415) 421-2133

                                  SCHEDULE III

                                SECURITY SCHEDULE

                                   EXHIBIT A-1


                                 PROMISSORY NOTE

                                TIER-A TERM NOTE

$                              New York, New York                       *[Date]
 ----------------

                  FOR VALUE RECEIVED, the undersigned, EOTT ENERGY OPERATING LIMITED PARTNERSHIP, a Delaware limited partnership and a debtor and debtor in possession, EOTT ENERGY CANADA LIMITED PARTNERSHIP, a Delaware limited partnership and a debtor and debtor in possession, EOTT ENERGY LIQUIDS, L.P., a Delaware limited partnership and a debtor and debtor in possession, EOTT ENERGY PIPELINE LIMITED PARTNERSHIP, a Delaware limited partnership and a debtor and debtor in possession (herein collectively called
"BORROWERS"), hereby jointly and severally promise to pay to the order of________________________________________________, a *[____________ ]
(herein called "TERM LENDER"), the principal sum of _______________________________________________________ Dollars ($__________),
together with interest on the unpaid principal balance thereof at the rate of nine percent (9%) per annum, calculated on the basis of a 360 day year and the actual number of days elapsed. Both principal and interest shall be payable as herein provided in lawful money of the United States of America by payment to the Collateral Agent to be applied as set forth in the Intercreditor Agreement.

                  This Note (a) is issued and delivered under that certain Debtor In Possession Term Loan Agreement of even date herewith among Borrowers, EOTT Energy Partners, L.P. and EOTT Energy General Partner, L.L.C., as guarantors, Lehman Brothers, Inc., as Term Loan Agent, and the term lenders (including Term Lender) referred to therein (herein, as from time to time supplemented, amended or restated, called the "LOAN AGREEMENT"), and is a "TIER-A TERM NOTE" as defined therein, (b) is subject to the terms and provisions of the Loan Agreement, which contains provisions for payments and prepayments hereunder and acceleration of the maturity hereof upon the happening of certain stated events, and (c) is secured by and entitled to the benefits of certain Security Documents (as identified and defined in the Loan Agreement). Payments on this Note shall be made and applied as provided herein and in the Loan Agreement. Reference is hereby made to the Loan Agreement for a description of certain rights, limitations of rights, obligations and duties of the parties hereto and for the meanings assigned to terms used and not defined herein and to the Security Documents for a description of the nature and extent of the security thereby provided and the rights of the parties thereto.

                  The principal amount of this Note, together with all interest accrued hereon, shall be due and payable in full on the Maturity Date. Interest on this Note shall be due and payable monthly as it accrues on each Monthly Payment Date, beginning November 1, 2002, and continuing regularly thereafter until this Note has been paid in full.

                  If an Event of Default has occurred and is continuing, all Obligations from time to time outstanding hereunder shall bear interest at the Default Rate. Notwithstanding the foregoing provisions of this Note: (a) this Note shall never bear interest in excess of the Highest Lawful Rate, and (b) if at any time the rate at which interest is payable on this Note is limited by the Highest Lawful Rate this Note shall bear interest at the Highest Lawful Rate and shall continue to bear interest at the Highest Lawful Rate until such time as the total amount of interest accrued hereon equals (but does not exceed) the total amount of interest which would have accrued hereon had there been no Highest Lawful Rate applicable hereto.

                  Notwithstanding the foregoing paragraph and all other provisions of this Note, in no event shall the interest payable hereon, whether before or after maturity, exceed the maximum amount of interest which, under applicable Law, may be contracted for, charged, or received on this Note, and this Note is expressly made subject to the provisions of the Loan Agreement which more fully set out the limitations on how interest accrues hereon. In the event applicable Law provides for an interest ceiling under Chapter 303 of the Texas Finance Code (the "Texas Finance Code") as amended, for that day, the ceiling shall be the "weekly ceiling" as defined in the Texas Finance Code and shall be used in this Note for calculating the Highest Lawful Rate and for all other purposes. The term "applicable Law" as used in this Note shall mean the laws of the State of New York or the laws of the United States, whichever laws allow the greater interest, as such laws now exist or may be changed or amended or come into effect in the future.

                  If this Note is placed in the hands of an attorney for collection after default, or if all or any part of the indebtedness represented hereby is proved, established or collected in any court or in any bankruptcy, receivership, debtor relief, probate or other court proceedings, each Borrower and all endorsers, sureties and guarantors of this Note jointly and severally agree to pay reasonable attorneys' fees and collection costs to the holder hereof in addition to the principal and interest payable hereunder.

                  Each Borrower and all endorsers, sureties and guarantors of this Note hereby severally waive demand, presentment, notice of demand and of dishonor and nonpayment of this Note, protest, notice of protest, notice of intention to accelerate the maturity of this Note, declaration or notice of acceleration of the maturity of this Note, diligence in collecting, the bringing of any suit against any party and any notice of or defense on account of any extensions, renewals, partial payments or changes in any manner of or in this Note or in any of its terms, provisions and covenants, or any releases or substitutions of any security, or any delay, indulgence or other act of any trustee or any holder hereof, whether before or after maturity.

                  This Note and the rights and duties of the parties hereto shall be governed by the Laws of the State of New York (without regard to principles of conflicts of law), except to the extent the same are governed by applicable federal Law.

                                       EOTT ENERGY OPERATING LIMITED
                                       PARTNERSHIP,
                                       as a Borrower and as the Borrower
                                       Representative

                                       By: EOTT ENERGY GENERAL PARTNER,
                                           L.L.C., its General Partner

                                           By:
                                               ---------------------------------
                                               Name: Susan Ralph
                                               Title: Treasurer


                                       EOTT ENERGY CANADA LIMITED
                                       PARTNERSHIP,
                                       as a Borrower

                                       By: EOTT ENERGY GENERAL PARTNER,
                                       L.L.C., its General Partner

                                           By:
                                               ---------------------------------
                                               Name: Susan Ralph
                                               Title: Treasurer

                                       EOTT ENERGY LIQUIDS, L.P.,
                                       as a Borrower

                                       By: EOTT ENERGY GENERAL PARTNER,
                                           L.L.C., its General Partner

                                           By:
                                               ---------------------------------
                                               Name: Susan Ralph
                                               Title: Treasurer

                                       EOTT ENERGY PIPELINE LIMITED
                                       PARTNERSHIP,
                                       as a Borrower

                                       By: EOTT ENERGY GENERAL PARTNER,
                                       L.L.C., its General Partner

                                           By:
                                               ---------------------------------
                                               Name: Susan Ralph
                                               Title: Treasurer

                                   EXHIBIT A-2


                                 PROMISSORY NOTE

                                TIER-B TERM NOTE

$                              New York, New York                       *[Date]
 ----------------

                  FOR VALUE RECEIVED, the undersigned, EOTT ENERGY OPERATING LIMITED PARTNERSHIP, a Delaware limited partnership and a debtor and debtor in possession, EOTT ENERGY CANADA LIMITED PARTNERSHIP, a Delaware limited partnership and a debtor and debtor in possession, EOTT ENERGY LIQUIDS, L.P., a Delaware limited partnership and a debtor and debtor in possession, EOTT ENERGY PIPELINE LIMITED PARTNERSHIP, a Delaware limited partnership and a debtor and debtor in possession (herein collectively called "BORROWERS"), hereby jointly and severally promise to pay to the order of ________________________________________________, a *[____________ ] (herein called "TERM LENDER"), the principal sum of ________________________________________________________________ Dollars ($
__________), together with interest on the unpaid principal balance thereof at the rate of ten percent (10%) per annum, calculated on the basis of a 360 day year and the actual number of days elapsed. Both principal and interest shall be payable as herein provided in lawful money of the United States of America by payment to the Collateral Agent to be applied as set forth in the Intercreditor Agreement.

                  This Note (a) is issued and delivered under that certain Debtor In Possession Term Loan Agreement of even date herewith among Borrowers, EOTT Energy Partners, L.P. and EOTT Energy General Partner, L.L.C., as guarantors, Lehman Brothers, Inc., as Term Loan Agent, and the term lenders (including Term Lender) referred to therein (herein, as from time to time supplemented, amended or restated, called the "LOAN AGREEMENT"), and is a "TIER-B TERM NOTE" as defined therein, (b) is subject to the terms and provisions of the Loan Agreement, which contains provisions for payments and prepayments hereunder and acceleration of the maturity hereof upon the happening of certain stated events, and (c) is secured by and entitled to the benefits of certain Security Documents (as identified and defined in the Loan Agreement). Payments on this Note shall be made and applied as provided herein and in the Loan Agreement. Reference is hereby made to the Loan Agreement for a description of certain rights, limitations of rights, obligations and duties of the parties hereto and for the meanings assigned to terms used and not defined herein and to the Security Documents for a description of the nature and extent of the security thereby provided and the rights of the parties thereto.

                  The principal amount of this Note, together with all interest accrued hereon, shall be due and payable in full on the Maturity Date. Interest on this Note shall be due and payable monthly as it accrues on each Monthly Payment Date, beginning November 1, 2002, and continuing regularly thereafter until this Note has been paid in full.

                  If an Event of Default has occurred and is continuing, all Obligations from time to time outstanding hereunder shall bear interest at the Default Rate. Notwithstanding the foregoing provisions of this Note: (a) this Note shall never bear interest in excess of the Highest Lawful Rate, and (b) if at any time the rate at which interest is payable on this Note is limited by the Highest Lawful Rate this Note shall bear interest at the Highest Lawful Rate and shall continue to bear interest at the Highest Lawful Rate until such time as the total amount of interest accrued hereon equals (but does not exceed) the total amount of interest which would have accrued hereon had there been no Highest Lawful Rate applicable hereto.

                  Notwithstanding the foregoing paragraph and all other provisions of this Note, in no event shall the interest payable hereon, whether before or after maturity, exceed the maximum amount of interest which, under applicable Law, may be contracted for, charged, or received on this Note, and this Note is expressly made subject to the provisions of the Loan Agreement which more fully set out the limitations on how interest accrues hereon. In the event applicable Law provides for an interest ceiling under Chapter 303 of the Texas Finance Code (the "Texas Finance Code") as amended, for that day, the ceiling shall be the "weekly ceiling" as defined in the Texas Finance Code and shall be used in this Note for calculating the Highest Lawful Rate and for all other purposes. The term "applicable Law" as used in this Note shall mean the laws of the State of New York or the laws of the United States, whichever laws allow the greater interest, as such laws now exist or may be changed or amended or come into effect in the future.

                  If this Note is placed in the hands of an attorney for collection after default, or if all or any part of the indebtedness represented hereby is proved, established or collected in any court or in any bankruptcy, receivership, debtor relief, probate or other court proceedings, each Borrower and all endorsers, sureties and guarantors of this Note jointly and severally agree to pay reasonable attorneys' fees and collection costs to the holder hereof in addition to the principal and interest payable hereunder.

                  Each Borrower and all endorsers, sureties and guarantors of this Note hereby severally waive demand, presentment, notice of demand and of dishonor and nonpayment of this Note, protest, notice of protest, notice of intention to accelerate the maturity of this Note, declaration or notice of acceleration of the maturity of this Note, diligence in collecting, the bringing of any suit against any party and any notice of or defense on account of any extensions, renewals, partial payments or changes in any manner of or in this Note or in any of its terms, provisions and covenants, or any releases or substitutions of any security, or any delay, indulgence or other act of any trustee or any holder hereof, whether before or after maturity.

         This Note and the rights and duties of the parties hereto shall be governed by the Laws of the State of New York (without regard to principles of conflicts of law), except to the extent the same are governed by applicable federal Law.

                                       EOTT ENERGY OPERATING LIMITED
                                       PARTNERSHIP,
                                       as a Borrower and as the Borrower
                                       Representative

                                       By: EOTT ENERGY GENERAL PARTNER,
                                           L.L.C., its General Partner

                                           By:
                                               ---------------------------------
                                               Name: Susan Ralph
                                               Title: Treasurer


                                       EOTT ENERGY CANADA LIMITED
                                       PARTNERSHIP,
                                       as a Borrower

                                       By: EOTT ENERGY GENERAL PARTNER,
                                       L.L.C., its General Partner

                                           By:
                                               ---------------------------------
                                               Name: Susan Ralph
                                               Title: Treasurer

                                       EOTT ENERGY LIQUIDS, L.P.,
                                       as a Borrower

                                       By: EOTT ENERGY GENERAL PARTNER,
                                           L.L.C., its General Partner

                                           By:
                                               ---------------------------------
                                               Name: Susan Ralph
                                               Title: Treasurer

                                       EOTT ENERGY PIPELINE LIMITED
                                       PARTNERSHIP,
                                       as a Borrower

                                       By: EOTT ENERGY GENERAL PARTNER,
                                       L.L.C., its General Partner

                                           By:
                                               ---------------------------------
                                               Name: Susan Ralph
                                               Title: Treasurer

                                    EXHIBIT B


                                BORROWING NOTICE


         Reference is made to that certain Debtor In Possession Term Loan Agreement dated as of October 18, 2002 (as from time to time amended, the "AGREEMENT"), by and among EOTT ENERGY OPERATING LIMITED PARTNERSHIP, a Delaware limited partnership and a debtor and debtor in possession, EOTT ENERGY CANADA LIMITED PARTNERSHIP, a Delaware limited partnership and a debtor and debtor in possession, EOTT ENERGY LIQUIDS, L.P., a Delaware limited partnership and a debtor and debtor in possession, EOTT ENERGY PIPELINE LIMITED PARTNERSHIP, a Delaware limited partnership and a debtor and debtor in possession (collectively, "BORROWERS"), EOTT Energy Partners, L.P. and EOTT Energy General Partner, L.L.C., as guarantors, Lehman Brothers, Inc., as Term Lender Agent, and the term lenders from time to time party thereto ("TERM LENDERS"). Terms which are defined in the Agreement are used herein with the meanings given them in the Agreement. Pursuant to the terms of the Agreement the Borrower Representative, on behalf of the Borrowers, hereby requests the Term Loans to be advanced pursuant to Section 2(b) of the Agreement on October __, 2002.

         To induce Term Lenders to make the Term Loans, Borrowers hereby represent, warrant, acknowledge, and agree to and with Term Lender Agent and each Term Lender that:

                  (a) The officer of the Borrower Representative signing this instrument is the duly elected, qualified and acting officer of the Borrower Representative as indicated below such officer's signature hereto having all necessary authority to act for the Borrower Representative in making the request herein contained.

                  (b) The representations and warranties of Borrowers set forth in the Agreement and the other Credit Documents are true and correct on and as of the date hereof (except to the extent that the facts on which such representations and warranties are based have been changed by the Extension of Credit under the Agreement), with the same effect as though such representations and warranties had been made on and as of the date hereof.

                  (c) There does not exist on the date hereof any condition or event which constitutes a Default or Event of Default; nor will any such Default or Event of Default exist upon Borrowers' receipt and application of the Term Loans. Borrowers will use the Term Loans in compliance with Section 2(d) of the Agreement.

                  (d) Borrowers have performed and complied with all agreements and conditions in the Agreement required to be performed or complied with by Borrowers on or prior to the date hereof, and each of the conditions precedent to the Extension of Credit contained in the Agreement remains satisfied.


                  (e) The Credit Documents have not been modified, amended or supplemented by any unwritten representations or promises, by any course of dealing, or by any other means not provided for in Section 17(n) of the Agreement. The Agreement and the other Credit Documents are hereby ratified, approved, and confirmed in all respects.


         The officer of Borrower Representative signing this instrument hereby certifies that, to the best of his knowledge after due inquiry, the above representations, warranties, acknowledgments, and agreements of Borrowers are true, correct and complete.

         IN WITNESS WHEREOF, this instrument is executed as of October 17, 2002.

                                                EOTT ENERGY OPERATING LIMITED
                                                PARTNERSHIP
                                                As the Borrower Representative

                                                By: EOTT ENERGY GENERAL PARTNER,
                                                L.L.C., its General Partner



                                                By:  /s/  Susan Ralph
                                                    ----------------------------
                                                     Susan Ralph
                                                     Treasurer


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                                    EXHIBIT C

                  CERTIFICATE ACCOMPANYING FINANCIAL STATEMENTS

                       (Included as part of Exhibit 10.4)

                                    EXHIBIT D

                                CASH FLOW REPORT

                       (Included as part of Exhibit 10.4)

                                    EXHIBIT E

                      ENVIRONMENTAL COMPLIANCE CERTIFICATE

                       (Included as part of Exhibit 10.4)

                                    EXHIBIT F

                              OPEN POSITION REPORT

                       (Included as part of Exhibit 10.4)

                                    EXHIBIT G

                                   CASH BUDGET

                       (Included as part of Exhibit 10.4)

                                    EXHIBIT H

                              CRITICAL VENDOR ORDER

                       (Included as part of Exhibit 10.4)

                                    EXHIBIT I

                          WEEKLY COMPLIANCE CERTIFICATE

                       (Included as part of Exhibit 10.4)

                                    EXHIBIT J

                              SECOND INTERIM ORDER

                       (Included as part of Exhibit 10.4)

                                    EXHIBIT K

                               LEASE VOLUME REPORT

                       (Included as part of Exhibit 10.4)